As filed with the Securities and Exchange Commission on March 24, 2021

1933 Act File No. 333-______

1940 Act File No. 811-23650

U.S. Securities and Exchange Commission

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

[X] Registration Statement Under the Securities Act of 1933

[   ] Pre-Effective Amendment No. _

[   ] Post-Effective Amendment No. _

and

[X] Registration Statement Under the Investment Company Act of 1940

[   ] Amendment No. _

RiverNorth SPAC Focus Fund, Inc.

Exact Name of Registrant as Specified in Charter

325 North LaSalle Street, Suite 645, Chicago, Illinois 60654

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(312) 832-1440

Registrant’s Telephone Number, including Area Code

Marcus L. Collins, Esq.

RiverNorth Capital Management, LLC

325 North LaSalle Street, Suite 645

Chicago, Illinois 60654

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Morrison C. Warren, Esq.

Walter L. Draney, Esq.

E. Roy Kim, Esq.

Chapman and Cutler LLP

111 West Monroe Street

Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

[  ] Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

[  ] Check box if any securities being registered on the Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

[  ] Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

[  ] Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

[  ] Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

[  ] when declared effective pursuant to section 8(c)

If appropriate, check the following box:

[  ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[  ] This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

[  ] This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

[  ] This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

[X] Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”))

[  ] Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

[  ] Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

[  ] A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

[  ] Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

[  ] Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

[  ] If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

[X] New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

Calculation of Registration Fee Under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.0001 par value	500	$20.00	$10,000	$1.10

(1)	Estimated solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS

Subject to Completion, Dated March 24, 2021
                    Shares
RiverNorth SPAC Focus Fund, Inc.
Common Stock
$20.00 per Share

The Fund. RiverNorth SPAC Focus Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

Investment Objective. The Fund’s primary investment objective is capital appreciation. There is no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies. Under normal market conditions, the Fund will seek to invest at least 80% of its Managed Assets (as defined below) in special purpose acquisition companies (“SPACs”). The Fund anticipates that its SPAC investments will be primarily composed of: (i) units issued by SPACs comprised of common stock and warrants to purchase common stock; (ii) common stock issued by SPACs; and (iii) warrants to purchase common stock. See “Risks—Investment-Related Risks—SPAC Risk.” Through its investments in SPACs, the Fund will seek to (i) obtain attractive risk-adjusted investment returns, and (ii) derive value from buying and selling SPAC securities to take advantage of pricing discrepancies in the SPAC market (e.g., the difference between the price of a SPAC security and the pro rata value of the SPAC’s trust account). See “Investment Philosophy and Process”.

A SPAC is a company whose business plan is to raise capital in an initial public offering (“IPO”) and, within a specific period of time, engage in a merger or acquisition with one or more companies that have not been identified as of the IPO. In connection with forming the SPAC, the SPAC’s sponsors acquire “founder” shares that will result in the sponsors owning a specified percentage of the SPAC’s outstanding common stock upon completion of the IPO. SPACs are formed by sponsors who believe that their experience, reputations and/or contacts will allow them to identify and complete a business combination transaction with one or more target businesses that will ultimately be a successful public company. Some SPACs focus on acquiring a target in a particular industry while others may pursue a business combination transaction in any business, industry or geographic location, including outside of the United States.

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

(continued on following page)

No Prior History. Because the Fund is newly organized, the shares of the Fund’s common stock (the “Common Shares”) have no history of public trading. Common shares of closed-end funds frequently trade at prices lower than net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their Common Shares in a relatively short period after the completion of this initial public offering. The Fund intends to list the Common Shares on the New York Stock Exchange (the “NYSE”), subject to notice of issuance. The trading or ticker symbol of the Common Shares is expected to be “           .” Although the Common Shares are listed on the NYSE there may be no or limited trading volume in the Fund’s shares. Accordingly, investors may not be able to sell all or part of their Common Shares in a particular time frame.

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Shares, and retain it for future reference. A Statement of Additional Information, dated                    (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Prospectus, the SAI, annual and semi-annual reports to shareholders (when available) and other information about the Fund, or make shareholder inquiries, by calling (         )            -           , by writing to the Fund at 325 North LaSalle Street, Suite 645, Chicago, IL 60654, or by visiting the Fund’s and the Adviser’s website at www.rivernorth.com (information included on the website does not form a part of this Prospectus), or from the SEC’s website at www.sec.gov.

i

As permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual reports to shareholders will not be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website at www.rivernorth.com, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (       )       -           to let the Fund know you wish to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Investing in the Fund’s common stock involves certain risks. See “Risks” beginning on page     of this Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$20.00	$
Sales load(2)	$0.00	$
Proceeds, after expenses, to the Fund(3)	$20.00	$

(notes continued on the next page)

The underwriters expect to deliver the Common Shares to purchasers on or about

Prospectus dated                       .

(notes continued from previous page)

(1)	The Fund has granted the underwriters an option to purchase up to additional Common Shares at the Public Offering Price within 45 days of the date of this Prospectus, solely to cover overallotments, if any. If this option is exercised in full, the total Public Offering Price, Sales Load, and Proceeds, After Expenses, to the Fund, will be $ , $0 and $ , respectively. See “Underwriters.” Investors purchasing Common Shares in this offering will not be charged a sales load.

(2)	The Adviser (as defined below), and not the Fund, has agreed to pay from its own assets (a) compensation of up to $ per Common Share to the underwriters in connection with this offering, and separately (b) a structuring fee to each of and , in the amounts of $ and $ , respectively, and a sales incentive fee to and in the amounts of $ and $ , respectively. The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including all forms of additional compensation or structuring or sales incentive fee payments, if any, to the underwriters and other expenses, will be limited to not more than % of the total public offering price of the Common Shares sold in this offering. See “Underwriters—Additional Underwriter Compensation.”

(3)	The Adviser has agreed to pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser. See “Summary of Fund Expenses.”

Investment Adviser. The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”). See “Management of the Fund.”

Leverage. The Fund may borrow money and/or issue preferred stock, notes or debt securities for investment purposes. These practices are known as leveraging. In addition, the Fund may enter into derivative and other transactions that have the effect of leverage. As of the time immediately after it enters into any of the foregoing transactions, the Fund will seek to limit its overall effective leverage to      % of its Managed Assets. The Fund currently anticipates that leverage will initially be obtained through borrowings from banks or other financial institutions. See “Use of Leverage.” Since the holders of common stock pay all expenses related to the use of leverage, such use of leverage would create a greater risk of loss for the Fund’s Common Shares than if leverage is not used. See “Risks—Structural Risk—Leverage Risks.”

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TABLE OF CONTENTS

Page
Prospectus Summary
Summary of Fund Expenses
The Fund
Use of Proceeds
Investment Objective, Strategies and Policies
Investment Philosophy and Process
Use of Leverage
Risks
Management of the Fund
Net Asset Value
Dividends and Distributions
Dividend Reinvestment Plan
Description of the Common Shares
Certain Provisions of The Fund’s Charter and Bylaws and Of Maryland Law
Repurchase of Shares
Conversion to Open-End Fund
U.S. Federal Income Tax Matters
Underwriters
Administrator, Fund Accountant, Transfer Agent, Dividend Disbursing Agent and Custodian
Legal Matters
Additional Information

You should rely only on the information contained or incorporated by reference in this Prospectus. Neither the Fund nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund’s business, financial condition and results of operations may have changed since that date. The Fund will amend this Prospectus if, during the period this Prospectus is required to be delivered, there are any material changes to the facts stated in this Prospectus.

PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s shares of common stock (the “Common Shares”) offered by this Prospectus. You should review the more detailed information contained in this Prospectus and the Statement of Additional Information (“SAI”), especially the information set forth under the headings “Investment Objective, Strategies and Policies” and “Risks.”

The Fund

RiverNorth SPAC Focus Fund, Inc. (the “Fund”) is a Maryland corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

Investment Adviser

The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”) and is responsible for the day-to-day management of the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services. The Adviser is also responsible for determining the Fund’s overall investment strategy and overseeing its implementation. See “Management of the Fund.”

The Offering

The Fund is offering                of its Common Shares, $0.0001 par value per share, at $20.00 per Common Share through a group of underwriters led by                           and             .   You must purchase at least 100 Common Shares in this offering ($2,000). The Fund has granted the underwriters an option to purchase up to             additional Common Shares, at the Public Offering Price (as described below), within 45 days to cover overallotments. The Adviser (as defined below) has agreed to pay underwriting compensation of up to $      per Common Share to the underwriters in connection with this offering. The Adviser also has agreed to pay all of the Fund’s organizational expenses and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser. See “Underwriters.”

Investment Objective

The Fund’s investment objective is capital appreciation. There is no assurance that the Fund will achieve its investment objective.

Principal Investment
Strategies and Policies

Under normal market conditions, the Fund will seek to invest at least 80% of its Managed Assets (as defined below) in special purpose acquisition companies (“SPACs”). The Fund anticipates that its SPAC investments will be primarily composed of: (i) units issued by SPACs comprised of common stock and warrants to purchase common stock; (ii) common stock issued by SPACs, including “founder” shares; and (iii) warrants to purchase common stock, including “founder” warrants. Under normal market conditions, the Fund may not invest more than      % of its Managed Assets in “founder” shares and “founder” warrants. In addition, the Fund’s SPAC investments could also consist of debt instruments issued by SPACs; securities of other investment companies that primarily invest in SPACs; and securities of SPACs that have completed a business combination transaction with an operating company within the last two calendar years.

The Fund’s SPAC investments may be obtained (among other means) through initial public offerings (“IPOs”) of SPACs; secondary market transactions; private placements, including private investment in public equity (“PIPE”) transactions and investments in vehicles formed by SPAC sponsors to hold founder shares and founder warrants; and/or forward purchase agreements pursuant to which investors commit to purchasing a SPAC’s securities to the extent the SPAC requires additional funding at the time of a business combination. See “Risks—Investment-Related Risks—SPAC Risk.” Through its investments in SPACs, the Fund will seek to (i) obtain attractive risk-adjusted investment returns, and (ii) derive value from buying and selling SPAC securities to take advantage of pricing discrepancies in the SPAC market (e.g., the difference between the price of a SPAC security and the pro rata value of the SPAC’s trust account). See “Investment Philosophy and Process”.

The SPACs in which the Adviser may invest may focus on a broad range of industries and sectors and may generally pursue initial business combinations in any business, industry or geographic location, including outside of the United States. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their securities’ prices. The Fund will primarily invest in SPACs listed on U.S. exchanges, but it may from time to time invest up to      % of its Managed Assets in SPACs listed on foreign exchanges or in over-the-counter markets.

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its Managed Assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, and U.S. Government securities. The Fund may also invest a substantial portion of its Managed Assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. While the Fund is in a defensive position, the Fund may not achieve its investment objective.

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any shares of preferred stock (“Preferred Shares”) that may be outstanding).

Special Purpose Acquisition Companies.

The following provides a general summary of SPACs. However, many of the terms described below are subject to negotiation or restructuring and such terms could differ from SPAC to SPAC, and current customary terms could evolve over time. See “Risks—Investment-Related Risks—SPAC Risk” for a discussion of the risks associated with the Fund’s investments in SPACs.

General. A SPAC is a company whose business plan is to raise capital in an initial public offering (“IPO”) and, within a specific period of time, engage in a merger or acquisition (i.e., a business combination) with one or more companies that have not been identified as of the IPO. SPACs are formed by sponsors who believe that their experience, reputations and/or contacts will allow them to identify and complete a business combination transaction with one or more target businesses that will ultimately be a successful public company.

In connection with forming the SPAC, the SPAC’s sponsors acquire “founder” shares, generally for nominal consideration, that will result in the sponsors owning a specified percentage (typically 20%) of the SPAC’s outstanding common stock upon completion of the IPO. Founder shares may automatically convert into “public” shares (i.e., the shares of common stock forming part of the unit offered in a SPAC IPO) upon the completion of a business combination. A SPAC typically must complete an acquisition within 18 to 24 months from the closing of its IPO, and must use at least 80% of its net assets for any such acquisition. If the SPAC fails to do so, then it must dissolve. When a SPAC dissolves, it returns to investors their pro rata share of the assets in the trust account (as discussed below).

If a SPAC’s managers identify an appropriate acquisition target, they must obtain shareholder approval for the acquisition or make a tender offer. Shareholders are given the opportunity to redeem all or a portion of their shares either in connection with a shareholder meeting called to approve the business combination or by means of a tender.

SPAC IPO. In a SPAC’s IPO, the SPAC typically offers units at a price of $10 per unit and are generally comprised of a share of common stock and a fraction of a warrant to purchase a whole share of common stock that is typically exercisable at a price of $11.50 on the later of (i) twelve months from the SPAC IPO and (ii) 30 days after the completion of a business combination transaction. Generally, the units offered in a SPAC’s IPO are listed on a national securities exchange and the common stock and warrants comprising the units are listed and trade separately shortly after the IPO. The common shares of a SPAC often trade at a discount to the cash held in the trust account. The warrants typically will expire worthless if the SPAC is unable to complete a successful acquisition and is dissolved.

In order for the SPAC to be able to pay expenses associated with the IPO and other expenses incurred prior to a business combination, the SPAC’s sponsors typically purchase warrants (i.e., “founder” warrants) from the SPAC in a private placement that closes concurrently with the closing of the IPO. These warrants are often substantially the same as the warrants given public shareholders. If the SPAC does not offer units to the SPAC sponsors, then the sponsors typically purchase shares of common stock at the IPO price in order to allow the SPAC to pay these expenses and, in such case, to “overfund” the trust account.

The Trust Account. The gross proceeds of the IPO raised from public shareholders are placed into a trust account administered by a third-party trustee. The proceeds are typically invested only in U.S. government treasury obligations and money market funds. The IPO proceeds are not permitted to be released from the trust account until the closing of the business combination or the redemption of public shares if the SPAC is unable to complete a business combination within the specified timeframe. At the closing of a business combination, public shareholders may redeem their shares for a pro rata portion of the amount held in the trust account, with the balance of the trust account released to the company to be used in the business combination transaction or thereafter for working capital purposes. If the SPAC fails to complete a business combination in the required timeframe, all public shares are redeemed for a pro rata portion of the cash held in the trust account.

Time to Complete a Business Combination. A SPAC begins to search for a potential business combination target after the SPAC’s IPO. If the SPAC is unable to complete a business combination within the specified timeframe, often between 18 to 24 months from the closing of the IPO, the SPAC must return all money in the trust account to its public shareholders, and the founder shares and warrants will expire worthless. The initial business combination must occur with one or more target businesses that together have an aggregate fair market value of a certain percentage (typically at least 80%) of the assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on the interest income earned on the trust account) at the time of the definitive transaction agreement. If the SPAC needs additional capital to complete a business combination, the SPAC may incur debt or sell additional equity, which would dilute the interest of a SPAC’s existing shareholders.

Shareholder Approval and Redemptions. After signing a definitive agreement for the initial business combination, the SPAC must either (1) seek shareholder approval of the initial business combination at a meeting called for such purpose, in connection with which shareholders may redeem their shares or (2) provide shareholders with the opportunity to sell their shares to the SPAC by means of a tender offer. Whether through redemption in connection with a meeting of the shareholders or a tender offer, the price paid for the shares is an amount in cash equal to the holder’s pro rata share of the aggregate amount then on deposit in the trust account, including interest but less taxes payable and amounts permitted to be withdrawn for working capital purposes. Many SPACs restrict holders (together with others they are acting in concert with) from redeeming more than a certain percentage, generally 10% to 15%, of the outstanding public shares in order to discourage holders from accumulating large blocks of shares. In addition, the ownership of founder shares may require the holder to waive any of the foregoing redemption rights with respect to such shares.

If the SPAC submits the combination to a shareholder vote, it will typically prepare and file a proxy statement with the SEC to be mailed to shareholders. The proxy is also used to offer the shareholders their redemption rights pursuant to the SPAC’s charter documents. Approval of the transaction typically requires a majority of the shares to vote in favor of the business combination. The management team typically agrees at the IPO to vote its founder shares and any public shares acquired by it during or after the IPO in favor of the proposed business combination. Accordingly, the ownership of founder shares may require a vote of such shares in favor of any proposed business combination. If the business combination contemplates a tender offer in lieu of a proxy/redemption, the SPAC will prepare a tender offer.

Once the SPAC completes a business combination, it becomes an ordinary public operating company, albeit with certain rules applying to it due its former status as a shell company.

Failure to Complete a Business Combination. Pursuant to its formation documents, if a SPAC is unable to complete the initial business combination within the specified time period, the SPAC will (1) cease all operations except for the purpose of winding up, (2) redeem the then-outstanding public common shares for cash at a per-share price equal to the aggregate amount then on deposit in the trust account, including any earned interest, divided by the number of then-outstanding public shares, and (3) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to the SPAC’s obligations under applicable law, including to provide for claims of creditors. A SPAC may also seek to extend the initial time period to complete a business combination, so long as it concurrently offers shareholders the redemption rights they would have upon liquidation.

Investment Philosophy
and Process

The Adviser believes that the securities of SPACs currently represent an opportunity to obtain attractive risk-adjusted investment returns based upon a number of factors, including the following:

•	The number of SPAC IPOs, and the aggregate amount raised in such offerings, has increased and remained consistent over the past several years such that the Adviser believes that SPACs offer a range of desirable investment opportunities as an investible asset class on a more permanent basis.

•	Many private equity companies have recently become involved with SPACs, both merging portfolio companies into SPACs and sponsoring SPACs themselves, adding potential variety and resources to SPAC offerings.

In implementing the Fund’s investment strategy, the Adviser performs both a quantitative and qualitative analysis, including fundamental and technical analysis to assess the relative risk and reward potential, for each SPAC investment. In identifying SPAC IPOs, the Adviser may consider the SPAC’s sponsor and management team to assess the likelihood that the SPAC will close an initial business combination. Among other things, the Adviser will evaluate the management team’s strategy, experience, deal flow, and demonstrated track record in building enterprise value. The Adviser will also evaluate the terms of each SPAC offering, including the aggregate amount of the offering, the offering price of the securities, the equity yield to termination, the option value of warrants, the sponsor’s interest in the SPAC and the expected liquidity of the SPAC’s securities.

In addition, the Adviser will also utilize trading strategies and programs to seek to derive value from buying and selling SPAC securities, including units, common shares and warrants. Such securities may trade at a price that is above the pro rata value of the SPAC’s trust account, referred to as a “premium,” or below the pro rata value of the SPAC’s trust account, referred to as a “discount.” The difference between the pro rata value of the SPAC’s trust account and the discount or premium is referred to as a “spread.” The Fund intends to opportunistically buy and sell SPAC securities on the secondary market prior to a SPAC’s initial business combination and thereby seek to derive value from the discount and premium spreads associated with SPAC securities by identifying disparities between the market value of the SPAC securities and the value of the SPAC’s trust account.

The Fund may invest in or continue to hold a SPAC’s securities for up to two years after the SPAC’s initial business combination has been completed. The Fund also may determine to redeem shares of a SPAC’s common stock in exchange for the Fund’s pro rata portion of the SPAC’s trust account.

Use of Leverage

The Fund may borrow money and/or issue Preferred Shares, notes or debt securities for investment purposes. These practices are known as leveraging. The provisions of the 1940 Act provide that the Fund may borrow or issue notes or debt securities in an amount up to 33 1/3% of its total assets or may issue Preferred Shares in an amount up to 50% of the Fund’s total assets (including the proceeds from leverage). In addition, the Fund may enter into derivative transactions that have the effect of leverage. As of the time immediately after it enters into any of the foregoing transactions, the Fund will seek to limit its overall effective leverage to % of its Managed Assets. The Fund currently anticipates that leverage will initially be obtained through borrowings from banks or other financial institutions.

The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, returns will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, returns will be less than if leverage had not been used. Since the holders of common stock pay all expenses related to the issuance of debt or use of leverage, any use of leverage would create a greater risk of loss for the Common Shares than if leverage is not used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Use of Leverage” and “Risks—Structural Risks—Leverage Risks.”

Dividends and Distributions

Commencing with the Fund’s first dividend, the Fund intends to distribute to Common Shareholders regular [monthly] distributions of all or a portion of its net investment income. The Fund expects to declare its initial [monthly] dividend within       to      days after the completion of this offering and pay its initial [monthly] dividend within approximately       to       days after the completion of this offering, depending on market conditions. There is no assurance the Fund will make this initial [monthly] distribution or continue to pay regular [monthly] distributions or that it will do so at a particular rate.

Commencing with the first distribution, the Fund intends to implement a level distribution policy. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. A return of capital would reduce a Common Shareholder’s tax basis in its Common Shares, which could result in higher taxes when the Common Shareholder sells such Common Shares. This may cause the Common Shareholder to owe taxes even if it sells Common Shares for less than the original purchase price of such Common Shares.

The Fund will distribute to Common Shareholders at least annually all or substantially all of its investment company taxable income and net exempt interest income after the payment of dividends and interest, if any, owed with respect to any outstanding Preferred Shares or other forms of leverage utilized by the Fund.  The Fund intends to pay any capital gains distributions at least annually.  If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and any Preferred Shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized.

Various factors will affect the level of the Fund’s income, including the amount of leverage utilized by the Fund and the cost of such leverage.  To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period.  The undistributed income would be available to supplement future distributions.  As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period.  Undistributed income will add to the Fund’s NAV (and indirectly benefits the Adviser by increasing its fees) and, correspondingly, distributions from undistributed income will reduce the Fund’s NAV.  See “Dividends and Distributions.”

Dividend Reinvestment
Plan

The Fund has an automatic dividend reinvestment plan (the “Plan”) commonly referred to as an “opt-out” plan. Each Common Shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares. The automatic reinvestment of dividends and distributions in Common Shares will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends and distributions, even though such participants have not received any cash with which to pay the resulting tax.

Common Shareholders who elect not to participate in the Plan will receive all distributions in cash. All correspondence or questions concerning the Plan, including how a Common Shareholder may opt out of the Plan, should be directed to                   , (        )          -          (the “Plan Administrator”). Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in, or opt out of, the Plan. See “Dividend Reinvestment Plan” and “U.S. Federal Income Tax Matters.”

Listing of Common Shares

The Fund intends to list the Common Shares on the New York Stock Exchange (the “NYSE”), subject to notice of issuance. The trading or ticker symbol of the Common Shares is expected to be “           .”

Risk Considerations

Risk is inherent in all investing. Investing in any investment company security involves risks, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the Common Shares, you should consider the risks more fully set forth under “Risks” beginning on page     (as well as the other information in this Prospectus and the SAI), which provides a discussion of the principal risk factors associated with an investment in the Fund specifically, as well as those factors generally associated with an investment in a company with an investment objective, investment policies, capital structure or trading markets similar to the Fund. As the primary investment focus of the Fund, the following summarizes some but not all of the principal risks associated with the Fund’s investments in SPACs.

Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (iii) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (iv) if an acquisition or merger target is identified, the Fund may elect not to participate in the proposed transaction or the Fund may be required to divest its interests in the SPAC due to regulatory or other considerations, in which case the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (vi) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (vii) to the extent an acquisition or merger is announced or completed, shareholders who sell their shares prior to that time may not reap any resulting benefits; (viii) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (ix) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (x) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xi) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (xii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Administrator, Fund
Accountant, Transfer
Agent, Dividend
Disbursing Agent
and Custodian

                        is the Fund’s administrator. Under an Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”),                is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services.             will act as the Fund’s custodian.               will act as the Fund’s transfer agent, registrar, Plan Administrator and dividend disbursing agent. See “Administrator, Fund Accountant, Transfer Agent, Dividend Disbursing Agent and Custodian.”

SUMMARY OF FUND EXPENSES

The following table shows estimated Fund expenses as a percentage of net assets attributable to Common Shares. The purpose of the following table and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. Common Shareholders should understand that some of the percentages indicated in the tables below are estimates and may vary. The expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues                   Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to the Fund’s Common Shares, which could adversely impact the investment performance of the Fund. Accordingly, the Fund’s net assets for purposes of the tables and example below include estimated net proceeds from the offering of $              .   The following table assumes the use of leverage in an amount equal to         % of the Fund’s Managed Assets (or approximately         % of the Fund’s net assets) and shows Fund expenses as a percentage of net assets attributable to Common Shares. The following table should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than those shown below.

Shareholder Transaction Expenses	As a Percentage of Offering Price
Sales Load	None
Offering Expenses Borne by Common Shareholders of the Fund(1)(2)	None
Dividend Reinvestment Plan Fees(3)	None

As a Percentage of Net Assets Attributable to Common Shares (Assuming the Use of Leverage Equal to % of the Fund’s Managed Assets)
Annual Expenses
Management fee(4)%
Leverage costs(5)%
Total annual expenses	%

Example(6)

The example illustrates the expenses you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of % of net assets attributable to Common Shares, and (2) a 5% annual return.

	1 year	3 years	5 years	10 years
Total Expenses Incurred	$	$	$	$

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed.

(1)	The Adviser, and not the Fund, has agreed to pay from its own assets underwriting (a) compensation of up to $ per Common Share to the underwriters in connection with this offering and separately (b) structuring fee to each of and , in the amounts of $ , $ , $ and $ , respectively, and a sales incentive fee to and in the amounts of $ , $ , $ , $ , $ , $ , $ , $ , $ , $ , $ , $ , $ , $ , $ , $ and $ , respectively. The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including all forms of additional compensation or structuring or sales incentive fee payments, if any, to the underwriters and other expenses, will be limited to not more than % of the total public offering price of the Common Shares sold in this offering. See “Underwriters.”
(2)	The Adviser, and not the Fund, has agreed to pay from its own assets all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.
(3)	There will be no brokerage charges with respect to Common Shares issued directly by the Fund under the dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.
(4)	The management fee paid by the Fund to the Adviser is essentially an all-in fee structure (the “unified management fee”), including the fee paid to the Adviser for advisory, supervisory, administrative, shareholder servicing and other services. However, the Fund (and not the Adviser) will be responsible for certain additional fees and expenses, which are reflected in the table above, that are not covered by the unified management fee. The unified management fee is charged as a percentage of the Fund’s average daily Managed Assets, as opposed to net assets. With leverage, Managed Assets are greater in amount than net assets, because Managed Assets include assets attributable to the Fund’s use of leverage. In addition, the mark-to-market value of the Fund’s derivatives will be used for purposes of calculating Managed Assets. The management fee of % of the Fund’s Managed Assets represents % of net assets attributable to Common Shares assuming the use of leverage in an amount of % of the Fund’s Managed Assets. See “Management of the Fund—Investment Advisory Agreement.”
(5)	Assumes the use of leverage from bank borrowings representing % of Managed Assets at an average annual expense rate of %, which is based on market conditions anticipated for the period and the anticipated use of bank borrowings for the Fund’s leverage. The actual amount of leverage expenses borne by the Fund will vary over time in accordance with the level of the Fund’s use of bank borrowings and variations in market interest rates. See “Use of Leverage.”
(6)	The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the table are accurate and that all dividends and distributions are reinvested at the Common Share net asset values. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

THE FUND

RiverNorth SPAC Focus Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund was organized as a Maryland corporation on                    , 2021. Because the Fund is newly organized, shares of the Fund’s common stock (the “Common Shares”) have no history of public trading. The Fund’s principal office is located at 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654, and its telephone number is (312) 832-1440. The Fund intends to list the Common Shares on the New York Stock Exchange (the “NYSE”), subject to notice of issuance. The trading or ticker symbol of the Common Shares is expected to be “          .”

USE OF PROCEEDS

The net proceeds of this offering are estimated at approximately $                  ($                   if the underwriters exercise the overallotment option in full). The Adviser (as defined below), and not the Fund, has agreed to pay all of the Fund’s organizational expenses and all offering costs associated with this offering, and the Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser. The Adviser anticipates that the investment of the net proceeds will be made in accordance with the Fund’s investment objective and policies, as appropriate investment opportunities are identified, within approximately          months after completion of this offering. Pending such investment, those proceeds may be invested in cash, cash equivalents, short-term debt securities or U.S. government securities. See “Investment Objective, Strategies and Policies.”

INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

Investment Objective

The Fund’s investment objective is capital appreciation. There is no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies

Under normal market conditions, the Fund will seek to invest at least 80% of its Managed Assets (as defined below) in special purpose acquisition companies (“SPACs”). The Fund anticipates that its SPAC investments will be primarily composed of: (i) units issued by SPACs comprised of common stock and warrants to purchase common stock; (ii) common stock issued by SPACs, including “founder” shares; and (iii) warrants to purchase common stock, including “founder” warrants. Under normal market conditions, the Fund may not invest more than      % of its Managed Assets in “founder” shares and “founder” warrants. In addition, the Fund’s SPAC investments could also consist of debt instruments issued by SPACs; securities of other investment companies that primarily invest in SPACs; and securities of SPACs that have completed a business combination transaction with an operating company within the last two calendar years.

The Fund’s SPAC investments may be obtained (among other means) through initial public offerings (“IPOs”) of SPACs; secondary market transactions; private placements, including private investment in public equity (“PIPE”) transactions and investments in vehicles formed by SPAC sponsors to hold founder shares and founder warrants; and/or forward purchase agreements pursuant to which investors commit to purchasing a SPAC’s securities to the extent the SPAC requires additional funding at the time of a business combination. See “Risks—Investment-Related Risks—SPAC Risk.” Through its investments in SPACs, the Fund will seek to (i) obtain attractive risk-adjusted investment returns, and (ii) derive value from buying and selling SPAC securities to take advantage of pricing discrepancies in the SPAC market (e.g., the difference between the price of a SPAC security and the pro rata value of the SPAC’s trust account). See “Investment Philosophy and Process”.

The SPACs in which the Adviser may invest may focus on a broad range of industries and sectors and may generally pursue initial business combinations in any business, industry or geographic location, including outside of the United States. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their securities’ prices. The Fund will primarily invest in SPACs listed on U.S. exchanges, but it may from time to time invest up to      % of its Managed Assets in SPACs listed on foreign exchanges or in over-the-counter markets.

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its Managed Assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, and U.S. Government securities. The Fund may also invest a substantial portion of its Managed Assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. While the Fund is in a defensive position, the Fund may not achieve its investment objective. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro rata portion of such money market funds’ advisory fees and operational fees. In the event that the Fund, for a period lasting no longer than 12 months, is unable to invest in or hold SPAC investments consistent with its investment strategies, the Fund may, in consultation with the Adviser and the Board of Directors, evaluate implementing potential actions, which may include changes to its investment strategies or such other changes determined at such time to be in the best interests of the Fund’s shareholders.

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

Description of Special Purpose Acquisition Companies

The following provides a general summary of SPACs. However, many of the terms described below are subject to negotiation or restructuring and such terms could differ from SPAC to SPAC, and current customary terms could evolve over time. See “Risks—Investment-Related Risks—SPAC Risk” for a discussion of the risks associated with the Fund’s investments in SPACs.

General. A SPAC is a company whose business plan is to raise capital in an initial public offering (“IPO”) and, within a specific period of time, engage in a merger or acquisition (i.e., a business combination) with one or more companies that have not been identified as of the IPO. SPACs are formed by sponsors who believe that their experience, reputations and/or contacts will allow them to identify and complete a business combination transaction with one or more target businesses that will ultimately be a successful public company.

In connection with forming the SPAC, the SPAC’s sponsors acquire “founder” shares, generally for nominal consideration, that will result in the sponsors owning a specified percentage (typically 20%) of the SPAC’s outstanding common stock upon completion of the IPO. Founder shares may automatically convert into “public” shares (i.e., the shares of common stock forming part of the unit offered in a SPAC IPO) upon the completion of a business combination. A SPAC typically must complete an acquisition within 18 to 24 months from the closing of its IPO, and must use at least 80% of its net assets for any such acquisition. If the SPAC fails to do so, then it must dissolve. When a SPAC dissolves, it returns to investors their pro rata share of the assets in the trust account (as discussed below).

If a SPAC’s managers identify an appropriate acquisition target, they must obtain shareholder approval for the acquisition or make a tender offer. Shareholders are given the opportunity to redeem all or a portion of their shares either in connection with a shareholder meeting called to approve the business combination or by means of a tender.

SPAC IPO. In a SPAC IPO, units are offered to investors typically at a price of $10 per unit and are generally comprised of a share of common stock and a fraction of a warrant to purchase a whole share of common stock that is typically exercisable at a price of $11.50 on the later of (i) twelve months from the SPAC IPO and (ii) 30 days after the completion of a business combination transaction. Generally, the units offered in a SPAC’s IPO are listed on a national securities exchange and the common stock and warrants comprising the units are listed and trade separately shortly after the IPO. The common shares of a SPAC often trade at a discount to the cash held in the trust account. The warrants typically will expire worthless if the SPAC is unable to complete a successful acquisition and is dissolved.

A SPAC offers its units in an IPO using a registration statement in a manner similar to IPOs by operating companies. However, because the SPAC has no operating business to disclose or discuss in the registration statement, the SPAC focuses its disclosures on its structure and business combination strategy. Moreover, since the primary asset of a SPAC before the IPO is its management team, the registration statement will focus on disclosure of its management’s background and experience.

In order for the SPAC to be able to pay expenses associated with the IPO and other expenses incurred prior to a business combination, the SPAC’s sponsors typically purchase warrants (i.e., "founder” warrants) from the SPAC in a private placement that closes concurrently with the closing of the IPO. These warrants are often substantially the same as the warrants given public shareholders. If the SPAC does not offer units to the SPAC sponsors, then the sponsors typically purchase shares of common stock at the IPO price in order to allow the SPAC to pay these expenses and, in such case, to “overfund” the trust account.

The Trust Account. The gross proceeds of the IPO raised from public shareholders are placed into a trust account administered by a third-party trustee. The proceeds are typically invested only in U.S. government treasury obligations and money market funds. The IPO proceeds are not permitted to be released from the trust account until the closing of the business combination or the redemption of public shares if the SPAC is unable to complete a business combination within the specified timeframe. At the closing of a business combination, public shareholders may redeem their shares for a pro rata portion of the amount held in the trust account, with the balance of the trust account released to the company to be used in the business combination transaction or thereafter for working capital purposes. If the SPAC fails to complete a business combination in the required timeframe, all public shares are redeemed for a pro rata portion of the cash held in the trust account.

Time to Complete a Business Combination. A SPAC begins to search for a potential business combination target after the SPAC’s IPO. If the SPAC is unable to complete a business combination within the specified timeframe, often between 18 to 24 months from the closing of the IPO, the SPAC must return all money in the trust account to its public shareholders, and the founder shares and warrants will expire worthless. The initial business combination must occur with one or more target businesses that together have an aggregate fair market value of a certain percentage (typically at least 80%) of the assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on the interest income earned on the trust account) at the time of the definitive transaction agreement. If the SPAC needs additional capital to complete a business combination, the SPAC may incur debt or sell additional equity, which would dilute the interest of a SPAC’s existing shareholders.

Shareholder Approval and Redemptions. After signing a definitive agreement for the initial business combination, the SPAC must either (1) seek shareholder approval of the initial business combination at a meeting called for such purpose, in connection with which shareholders may redeem their shares or (2) provide shareholders with the opportunity to sell their shares to the SPAC by means of a tender offer. Whether through redemption in connection with a meeting of the shareholders or a tender offer, the price paid for the shares is an amount in cash equal to the holder’s pro rata share of the aggregate amount then on deposit in the trust account, including interest but less taxes payable and amounts permitted to be withdrawn for working capital purposes. Many SPACs restrict holders (together with others they are acting in concert with) from redeeming more than a certain percentage, generally 10% to 15%, of the outstanding public shares in order to discourage holders from accumulating large blocks of shares. In addition, the ownership of founder shares may require the holder to waive any of the foregoing redemption rights with respect to such shares.

If the SPAC submits the combination to a shareholder vote, it will typically prepare and file a proxy statement with the SEC to be mailed to shareholders. The proxy is also used to offer the shareholders their redemption rights pursuant to the SPAC’s charter documents. Approval of the transaction typically requires a majority of the shares to vote in favor of the business combination. The management team typically agrees at the IPO to vote its founder shares and any public shares acquired by it during or after the IPO in favor of the proposed business combination. Accordingly, the ownership of founder shares may require a vote of such shares in favor of any proposed business combination. If the business combination contemplates a tender offer in lieu of a proxy/redemption, the SPAC will prepare a tender offer.

Once the SPAC completes a business combination, it becomes an ordinary public operating company, albeit with certain rules applying to it due its former status as a shell company.

Failure to Complete a Business Combination. Pursuant to its formation documents, if a SPAC is unable to complete the initial business combination within the specified time period, the SPAC will (1) cease all operations except for the purpose of winding up, (2) redeem the then-outstanding public [common shares] for cash at a per-share price equal to the aggregate amount then on deposit in the trust account, including any earned interest, divided by the number of then-outstanding public shares, and (3) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to the SPAC’s obligations under applicable law, including to provide for claims of creditors. A SPAC may also seek to extend the initial time period to complete a business combination, so long as it concurrently offers shareholders the redemption rights they would have upon liquidation.

Description of Portfolio Investments

Common Stock. Common stock represents an equity ownership interest in a company. The Fund may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks. Because the Fund will ordinarily have exposure to common stocks, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. See “Risks—Investment-Related Risks—Equity Risk.”

Warrants. Warrants are instruments that enable the owners to subscribe to and purchase a specified number of shares of the issuer at a specified price during a specified period of time. Warrants normally have a short life span to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the subscribed security’s market price such as when there is no movement in the level of the underlying security. Owning a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investments in warrants may be more speculative than other equity-based investments. “Risks—Investment-Related Risks—Warrants Risk.”

Other Investment Companies. The Fund may invest in securities of other investment companies, including open-end funds, closed-end funds and exchange-traded funds, that primarily invest in SPACs. An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent the Fund invests in shares of another fund, Common Shareholders would indirectly pay a portion of that fund’s expenses, including advisory fees and brokerage and distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations. Holders of the Fund’s Common Shares (“Common Shareholders”) would therefore be subject to duplicative expenses to the extent the Fund invests in other funds. The securities of other funds may also be leveraged and will therefore be subject to similar leverage risks to which the Fund is subject. See “Risks—Structural Risk—Leverage Risks.” The NAV and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Other funds may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other funds, the Fund will be dependent upon the investment and research abilities of persons other than the Adviser. “Risks—Investment-Related Risks—Investment Company Risk.”

INVESTMENT PHILOSOPHY AND PROCESS

The Adviser believes that the securities of SPACs currently represent an opportunity to obtain attractive risk-adjusted investment returns based upon a number of factors, including the following:

•	The number of SPAC IPOs, and the aggregate amount raised in such offerings, has increased and remained consistent over the past several years such that the Adviser believes that SPACs offer a range of desirable investment opportunities as an investible asset class on a more permanent basis.

•	Many private equity companies have recently become involved with SPACs, both merging portfolio companies into SPACs and sponsoring SPACs themselves, adding potential variety and resources to SPAC offerings.

In implementing the Fund’s investment strategy, the Adviser performs both a quantitative and qualitative analysis, including fundamental and technical analysis to assess the relative risk and reward potential, for each SPAC investment. In identifying SPAC IPOs, the Adviser may consider the SPAC’s sponsor and management team to assess the likelihood that the SPAC will close an initial business combination. Among other things, the Adviser will evaluate the management team’s strategy, experience, deal flow, and demonstrated track record in building enterprise value. The Adviser will also evaluate the terms of each SPAC offering, including the aggregate amount of the offering, the offering price of the securities, the equity yield to termination, the option value of warrants, the sponsor’s interest in the SPAC and the expected liquidity of the SPAC’s securities.

In addition, the Adviser will also utilize trading strategies and programs in seeking to derive value from the discount and premium spreads associated with SPAC securities. Such securities may trade at a price that is above the pro rata value of the SPAC’s trust account, referred to as a “premium,” or below the pro rata value of the SPAC’s trust account, referred to as a “discount.” The difference between the pro rata value of the SPAC’s trust account and the discount or premium is referred to as a “spread.” The Fund intends to opportunistically buy and sell SPAC securities on the secondary market prior to a SPAC’s initial business combination by identifying perceived mispricings between the market value of the SPAC securities and the value of the SPAC’s trust account.

The Fund may invest in or continue to hold a SPAC’s securities for up to two years after the SPAC’s initial business combination has been completed. The Fund also may determine to redeem shares of a SPAC’s common stock in exchange for the Fund’s pro rata portion of the SPAC’s trust account.

USE OF LEVERAGE

The Fund may borrow money and/or issue Preferred Shares, notes or debt securities for investment purposes. These practices are known as leveraging. In addition, the Fund may enter into derivative and other transactions that have the effect of leverage. As of the time immediately after it enters into any of the foregoing transactions, the Fund will seek to limit its overall effective leverage to      % of its Managed Assets. The Fund currently anticipates that leverage will initially be obtained through borrowings from banks or other similar term loans.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after doing so the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets including the amount borrowed). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the Preferred Shares. Normally, holders of Common Shares will elect the directors of the Fund except that the holders of any Preferred Shares will elect two directors. In the event the Fund failed to pay dividends on its Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the directors until the dividends are paid.

The Fund may be subject to certain restrictions on investments imposed by lenders or by one or more rating agencies that may issue ratings for any senior securities issued by the Fund. Borrowing covenants or rating agency guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. Since the holders of common stock pay all expenses related to the use of leverage, such use of leverage would create a greater risk of loss for the Fund’s Common Shares than if leverage is not used. See “Risks—Structural Risks—Leverage Risks.”

The Fund may enter into derivatives or other transactions that may provide leverage (other than through borrowings or the issuance of Preferred Shares), but which are not subject to the above noted limitations under the 1940 Act if the Fund earmarks or segregates liquid assets (or enters into offsetting positions) in accordance with applicable SEC regulations and interpretations to cover its obligations under those transactions and instruments. However, pursuant to a rule recently adopted by the SEC, the Fund will become subject to new regulations that govern the use of such derivatives and other transactions during the third quarter of 2022. Once implemented, the new SEC rule will impose, among other things, new limits on the amount of derivatives and other transactions that a fund can enter into and eliminate the asset segregation framework that the Fund initially intends to use to comply with Section 18 of the 1940 Act. See “Risks—Investment-Related Risks—Legislation and Regulatory Risks.”

These transactions will entail additional expenses (e.g., transaction costs) which will be borne by the Fund. These types of transactions have the potential to increase returns to Common Shareholders, but they also involve additional risks. This additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the transactions were not entered into. See “Risks—Investment-Related Risks—Derivatives Risks.”

Effects of Leverage. Assuming the use of leverage in the amount of      % of the Fund’s Managed Assets and an annual interest rate on leverage of      % payable on such leverage based on estimated market interest rates as of the date anticipated for the initial use of leverage, the additional income that the Fund must earn (net of estimated expenses related to leverage) in order to cover such interest payments is       %. The Fund’s actual cost of leverage will be based on market interest rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total return on Common Shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. In other words, the Fund’s actual returns may be greater or less than those appearing in the table below. The table further reflects the use of leverage representing approximately % of the Fund’s Managed Assets after such issuance and the Fund’s currently projected annual interest rate of %. See “Risks—Structural Risks—Leverage Risks.” The table does not reflect any offering costs of Common Shares or leverage.

Assumed Portfolio Return (Net of Expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share Total Return	- %	- %	- %	%	%

Total return is composed of two elements—the dividends on Common Shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.

During the time in which the Fund is using leverage, the amount of the fees paid to the Adviser for investment management services will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s Managed Assets. This may create a conflict of interest between the Adviser, on the one hand, and the holders of Common Shares, on the other. Also, because the leverage costs will be borne by the Fund at a specified interest rate, only the Fund’s Common Shareholders will bear the cost of the Fund’s management fees and other expenses. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

RISKS

Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. This section discusses the principal risk factors associated with an investment in the Fund specifically, as well as those factors generally associated with an investment in a company with an investment objective, investment policies, capital structure or trading markets similar to the Fund. Investors should consider the following risk factors and special considerations as well as the other information in this Prospectus prior to investing in the Fund’s Common Shares.

Investment-Related Risks:

The following risks apply to the investments the Fund may make.

SPAC Risk

SPACs have no operating history or ongoing business other than to seek a potential acquisition. Because the Fund will invest primarily in SPACs, the Common Shareholders will bear the risks associated with an investment in SPACs, which are described in further detail below. To the extent that a SPAC in which the Fund invests is unable to consummate its initial business combination before its applicable acquisition deadline, the Fund’s ability to achieve its investment objective and the value of the Fund’s investment in the SPAC’s units, shares, or warrants may be negatively impacted. Furthermore, if a SPAC never announces its intention to consummate an initial business acquisition, the ability of the Fund to opportunistically trade SPAC securities in the secondary market will be limited, which could further negatively impact the Fund’s ability to achieve its investment objective. The risks listed below specifically apply to the Fund’s investments in SPACs.

No basis on which to evaluate its ability to achieve its business objective

A SPAC is a recently formed company with no operating results. Because it lacks an operating history, there is no basis upon which to evaluate its ability to achieve its business objective of completing its initial business combination with one or more target businesses. A SPAC may have no plans, arrangements or understandings with any prospective target business concerning a business combination and may be unable to complete its initial business combination. If a SPAC fails to complete its initial business combination, it will never generate any operating revenues. Moreover, the SPAC’s founder shares and warrants expire worthless, which could also adversely impact the Fund.

Limited rights or interests in funds from a SPAC’s trust account

A SPAC’s public shareholders will generally be entitled to receive funds from the SPAC’s trust account only upon the earlier to occur of: (i) the completion of its initial business combination, and then only in connection with those shares of common stock that such shareholder properly elected to redeem; (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend its organizational documents to modify the substance or timing of its obligation to redeem its public shares if it does not complete its initial business combination within a specified time following the closing of its initial public offering; and (iii) the redemption of all of the SPAC’s public shares if it is unable to complete its initial business combination within a specified time following the closing of its initial public offering, subject to applicable law. Generally, in no other circumstances will a public shareholder have any right or interest of any kind in a SPAC’s trust account. Holders of warrants will not have any right to the proceeds held in a SPAC’s trust account with respect to the warrants. Accordingly, to liquidate the Fund’s investment in a SPAC, the Fund may be forced to sell its public shares or warrants, potentially at a loss.

Past performance by management may not be indicative of future SPAC performance

Any past experience and performance of a SPAC’s management team, if any, is not a guarantee either: (i) that a SPAC will be able to successfully identify a suitable candidate for its initial business combination; or (ii) of any results with respect to any initial business combination a SPAC may consummate. The historical record of a SPAC’s management team’s performance is not indicative of the future performance of an investment in a SPAC or the returns it will, or are likely to, generate going forward. An investment in a SPAC is not an investment in a SPAC’s management team.

A SPAC may not timely complete its initial business combination

A SPAC’s organizational documents generally provide that it must complete an initial business combination before its acquisition deadline. A SPAC may not be able to find a suitable target business and complete its initial business combination within such time period. A SPAC’s ability to complete its initial business combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein.

If a SPAC has not completed its initial business combination before its acquisition deadline, a SPAC generally will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible redeem the public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the SPAC’s trust account, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of a SPAC’s remaining shareholders and its board of directors, dissolve and liquidate, subject in each case to any obligations under applicable law to provide for claims of creditors and the requirements of other applicable law. In such case, a SPAC’s public shareholders may receive only the initial public offering price per share, or less than such amount per share under certain circumstances, on the redemption of their shares, and the SPAC’s warrants will expire worthless.

In addition, any potential target business with which a SPAC enters into negotiations concerning a business combination will be aware that the SPAC must complete its initial business combination before its acquisition deadline. Consequently, such target business may obtain leverage over a SPAC in negotiating a business combination, knowing that if it does not complete its initial business combination with that particular target business, it may be unable to complete its initial business combination with any target business. This risk will increase as a SPAC gets closer to its acquisition deadline. In addition, a SPAC may have limited time to conduct due diligence and may enter into its initial business combination on terms that it would have rejected upon a more comprehensive investigation.

It may be more difficult for it to complete an initial business combination due to a SPAC’s limited resources and significant competition

A SPAC may encounter intense competition from other entities having a business objective similar to its own, including private investors (which may be individuals or investment partnerships), other blank check companies and other entities, domestic and international, competing for the types of businesses it intends to acquire. Many of these individuals and entities are well-established and have extensive experience in identifying and effecting, directly or indirectly, acquisitions of companies operating in or providing services to various industries. Many of these competitors possess greater technical, human and other resources or more local industry knowledge than a SPAC does and its financial resources will be relatively limited when contrasted with those of many of these competitors. While there may be numerous target businesses a SPAC could potentially acquire with the net proceeds of its securities offerings, its ability to compete with respect to the acquisition of certain target businesses that are sizable will be limited by its available financial resources. This inherent competitive limitation gives others an advantage in pursuing the acquisition of certain target businesses. Furthermore, in the event a SPAC seeks shareholder approval of its initial business combination and it is obligated to pay cash for shares of its common stock, it will potentially reduce the resources available to the SPAC for its initial business combination. Any of these obligations may place a SPAC at a competitive disadvantage in successfully negotiating a business combination. If a SPAC is unable to complete its initial business combination, its public shareholders may receive only approximately the initial public offering price per share, or less in certain circumstances, on the liquidation of the SPAC’s trust account, and its warrants will expire worthless.

Insufficient net proceeds of a SPAC’s securities offerings in the SPAC’s trust account could limit the SPAC’s success

Of the net proceeds of a SPAC’s securities offerings, only a limited amount will be available to it initially outside the SPAC’s trust account to fund its working capital requirements. In the event that its offering expenses exceed its estimate, a SPAC may fund such excess with funds not to be held in the SPAC’s trust account. In such case, the amount of funds a SPAC intends to be held outside its trust account would decrease by a corresponding amount. Conversely, in the event that offering expenses are less than its estimate, the amount of funds a SPAC intends to be held outside the SPAC’s trust account would increase by a corresponding amount. If a SPAC is required to seek additional capital, it would need to borrow funds from its sponsor, management team or other third parties to operate or may be forced to liquidate. Generally, neither a SPAC’s sponsor, members of its management team nor any of their affiliates is under any obligation to loan funds to the SPAC in such circumstances. Any such loans would be repaid only from funds held outside the SPAC’s trust account or from funds released to it upon completion of its initial business combination. If it is unable to complete its initial business combination because it does not have sufficient funds available, a SPAC will be forced to cease operations and liquidate the SPAC’s trust account. In such case, its public shareholders may receive only the initial public offering price per share, or less in certain circumstances, and its warrants will expire worthless.

The Fund may be unable to ascertain the merits or risks of any particular target business operations

A SPAC may seek to complete a business combination with an operating company in any industry or sector. Because many SPACs have not yet identified or approached any specific target business with respect to a business combination, there is no basis to evaluate the possible merits or risks of any particular target business’s operations, results of operations, cash flows, liquidity, financial condition or prospects. To the extent a SPAC completes its initial business combination, it may be affected by numerous risks inherent in the business operations with which it combines. For example, if a SPAC combines with a financially unstable business or an entity lacking an established record of sales or earnings, it may be affected by the risks inherent in the business and operations of a financially unstable or a development stage entity. There can be no assurance that a SPAC will properly ascertain or assess all of the significant risk factors or that it will have adequate time to complete due diligence. Furthermore, some of these risks may be outside of a SPACs control and leave it with no ability to control or reduce the chances that those risks will adversely impact a target business. There can also be no assurance that an investment in a SPAC’s securities will ultimately prove to be more favorable to investors than a direct investment, if such opportunity were available, in a business combination target. Accordingly, any of a SPAC’s shareholders or warrant holders who choose to remain a shareholder or warrant holder following its initial business combination could suffer a reduction in the value of their securities. Such shareholders or warrant holders are unlikely to have a remedy for such reduction in value.

A SPAC may enter into an initial business combination that does not meet its general criteria

Although certain SPACs have identified general criteria and guidelines for evaluating prospective target businesses, it is possible that a target business with which a SPAC enters into an initial business combination will not have all of these positive attributes. If a SPAC completes its initial business combination with a target that does not meet some or all of these criteria and guidelines, such combination may not be as successful as a combination with a business that does meet all of its general criteria and guidelines. In addition, if a SPAC announces a prospective business combination with a target that does not meet its general criteria and guidelines, a greater number of shareholders may exercise their redemption rights, which may make it difficult for it to meet any closing condition with a target business that requires it to have a minimum net worth or a certain amount of cash. In addition, if shareholder approval of the transaction is required by applicable law or stock exchange rules, or a SPAC decides to obtain shareholder approval for business or other reasons, it may be more difficult for it to attain shareholder approval of its initial business combination if the target business does not meet its general criteria and guidelines.

A SPAC may dilute the interest of the Fund and likely present other risks

A SPAC may issue a substantial number of additional shares of its common stock and may issue shares of preferred stock, in order to complete its initial business combination or under an employee incentive plan after completion of its initial business combination. The issuance of additional shares of common or preferred stock:

•	may significantly dilute the equity interest of a SPAC’s existing shareholders;

•	may subordinate the rights of holders of common stock if preferred stock is issued with rights senior to those afforded a SPAC’s common stock;

•	could cause a change in control if a substantial number of common stock is issued, which may affect, among other things, a SPAC’s ability to use its net operating loss carry forwards, if any, and could result in the resignation or removal of its present officers and directors; and

•	may adversely affect prevailing market prices for a SPAC’s units, common stock and/or warrants.

A SPAC may issue debt securities which may negatively impact the value of the Fund’s investment

A SPAC may choose to incur substantial debt to complete its initial business combination. The incurrence of debt could have a variety of negative effects for a SPAC, including:

•	default and foreclosure on a SPAC’s assets if its operating revenues after an initial business combination are insufficient to repay its debt obligations;

•	acceleration of a SPAC’s obligations to repay the indebtedness even if it makes all principal and interest payments when due if a SPAC breaches certain covenants that require the maintenance of certain financial ratios or reserves without a waiver or renegotiation of that covenant;

•	a SPAC’s immediate payment of all principal and accrued interest, if any, if the debt is payable on demand;

•	a SPAC’s inability to obtain necessary additional financing if the debt contains covenants restricting its ability to obtain such financing while the debt security is outstanding;

•	a SPAC’s inability to pay dividends on its common stock;

•	using a substantial portion of a SPAC’s cash flow to pay principal and interest on its debt, which will reduce the funds available for dividends on its common stock if declared, expenses, capital expenditures, acquisitions and other general corporate purposes;

•	limitations on a SPAC’s flexibility in planning for and reacting to changes in its business and in the industry in which it operates;

•	increased vulnerability to adverse changes in general economic, industry and competitive conditions and adverse changes in government regulation; and

•	limitations on a SPAC’s ability to borrow additional amounts for expenses, capital expenditures, acquisitions, debt service requirements, execution of its strategy and other purposes and other disadvantages compared to its competitors who have less debt.

A SPAC may amend the terms of its warrants in a manner that may be adverse to the Fund

The governing document of a SPAC’s warrants typically provide that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by a certain percentage (typically 50% or 65%) of the holders of the then outstanding public warrants to make any change that adversely affects the interests of the registered holders of public warrants. Accordingly, a SPAC may amend the terms of the public warrants in a manner adverse to a holder if such percentage of holders of the then outstanding public warrants approve of such amendment. Although a SPAC’s ability to amend the terms of its public warrants with the consent of the holders of the then outstanding public warrants is typically unlimited, examples of such amendments could be amendments to, among other things, increase the exercise price of the warrants, convert the warrants into cash or stock, shorten the exercise period or decrease the number of shares of its common stock purchasable upon exercise of a warrant.

The determination of the offering price of a SPAC’s units and the size of its IPO may be arbitrary

Prior to a SPAC’s IPO, there is no public market for any of its securities. The public offering price of the units and the terms of the warrants are negotiated between the SPAC and its underwriters. The determination of a SPAC’s offering price is more arbitrary than the pricing of securities of an operating company in a particular industry since it has no historical operations or financial results. There may be less assurance, therefore, that the offering price of a SPAC’s units properly reflects the value of such units than an investor would have in a typical offering of an operating company.

The limited number of SPACs with publicly traded securities may limit the Fund’s ability to diversify

The Fund will invest primarily in the publicly traded securities of SPACs. While the SPAC marketplace continues to evolve, there are only a limited number of SPAC’s with publicly traded securities in existence at a given time, and as a result, the Fund must select its SPAC investments from a small pool of issuers. Furthermore, the Fund sells or redeems its SPAC securities, there can be no assurance that there will be additional SPAC securities available to invest in, which would further reduce the Fund’s diversification.

The Fund’s only opportunity to affect the investment decision regarding a SPAC’s potential business combination will be limited

A SPAC may not hold a shareholder vote to approve its initial business combination unless the business combination would require shareholder approval under applicable law or stock exchange listing requirements or if it decides to hold a shareholder vote for business or other reasons. For instance, if a SPAC were seeking to acquire a target business where the consideration it was paying in the transaction was all cash, it would not be required to seek shareholder approval to complete such a transaction. Except as required by applicable law or stock exchange rules, the decision as to whether a SPAC will seek shareholder approval of a proposed business combination or will allow shareholders to sell their shares to the SPAC in a tender offer will be made by the SPAC, solely in its discretion. Accordingly, a SPAC may consummate its initial business combination even if holders of a majority of the outstanding shares of its common stock do not approve of the business combination a SPAC consummates.

At the time of the Fund’s investment in a SPAC, neither the Fund nor the Investment Manager will be provided with an opportunity to evaluate the specific merits or risks of the SPAC’s initial business combination. Additionally, since a SPAC’s board of directors may complete a business combination without seeking shareholder approval, a SPAC’s public shareholders may not have the right or opportunity to vote on the business combination, unless the SPAC seeks such shareholder vote. Accordingly, if a SPAC does not seek shareholder approval, the Fund’s only opportunity to affect the investment decision regarding a potential business combination may be limited to exercising the Fund’s redemption rights within the period of time (which will generally be at least twenty (20) business days) set forth in the SPAC’s tender offer documents mailed to the SPAC’s public shareholders in which it describes its initial business combination.

The ability of a SPAC’s public shareholders to exercise redemption rights may adversely affect its performance

At the time a SPAC enters into an agreement for its initial business combination, it will not know how many shareholders may exercise their redemption rights and, therefore, a SPAC will need to structure the transaction based on its expectations as to the number of shares that will be submitted for redemption. If a SPAC’s initial business combination definitive agreement requires it to use a portion of the cash in the SPAC’s trust account to pay the purchase price or requires it to have a minimum amount of cash at closing, a SPAC will need to reserve a portion of the cash in its trust account to meet such requirements or arrange for third-party financing. In addition, if a larger number of shares are submitted for redemption than initially expected, a SPAC may need to restructure the transaction to reserve a greater portion of the cash in its trust account or arrange for third party financing. Raising additional third-party financing may involve dilutive equity issuances or the incurrence of indebtedness at higher than desirable levels. The above considerations may limit a SPAC’s ability to complete the most desirable business combination available to it or optimize its capital structure.

If a SPAC’s initial business combination agreement requires it to use a portion of the cash in its trust account to pay the purchase price, or requires it to have a minimum amount of cash at closing, the probability that a SPAC’s initial business combination would be unsuccessful increases. If a SPAC’s initial business combination is unsuccessful, the Fund would not receive its pro rata portion of the SPAC’s trust account until the SPAC liquidates its trust account. If the Fund is in need of immediate liquidity, it could attempt to sell its stock in the open market; however, at such time a SPAC’s stock may trade at a discount to the pro rata amount per share in its trust account. In either situation, the Fund may suffer a material loss on its investment or lose the benefit of funds expected in connection with a SPAC’s redemption until it liquidates or the Fund is able to sell its securities in the open market.

A securities exchange may delist a SPAC’s securities

Generally, a SPAC’s units are listed on a national securities exchange promptly after its initial public offering, and its common stock and warrants are listed on or promptly after their date of separation. There can be no assurance that a SPAC’s securities will be, or will continue to be, listed on a national securities exchange in the future or prior to a SPAC’s initial business combination. In order to continue listing its securities on a securities exchange prior to its initial business combination, a SPAC must maintain certain financial, distribution and stock price levels. Additionally, in connection with its initial business combination, a SPAC may be required to demonstrate compliance with its securities exchange’s initial listing requirements, which generally are more rigorous than continued listing requirements, in order to continue to maintain the listing of the SPAC’s securities on such securities exchange.

If a securities exchange delists any of a SPAC’s securities from trading on its exchange and the SPAC is not able to list such securities on another national securities exchange, such securities could be quoted on an over-the-counter market. If this were to occur, a SPAC could face significant material adverse consequences, including:

•	a limited availability of market quotations for its securities;

•	reduced liquidity for its securities;

•	a determination that its common stock is a “penny stock” which will require brokers trading in its common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for a SPAC’s securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

If a SPAC does not conduct redemptions pursuant to the tender offer rules, the Fund’s investment may be adversely affected

If a SPAC seeks shareholder approval of its initial business combination and it does not conduct redemptions in connection with its initial business combination pursuant to the tender offer rules, a SPAC’s organizational documents may provide that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to more than a certain aggregate amount of the shares sold in its initial public offering (typically 15-20%), without its prior consent (“Excess Shares”). However, a SPAC would not be restricting its shareholders’ ability to vote all of their shares (including Excess Shares) for or against its initial business combination. The Fund’s inability to redeem its Excess Shares will reduce the Fund’s influence over a SPAC’s ability to complete its initial business combination and the Fund could suffer a material loss on its investment in the SPAC if the Fund sells before its Excess Shares in open market transactions. Additionally, the Fund will generally not receive redemption distributions with respect to the before its Excess Shares if a SPAC completes its initial business combination. And as a result, the Fund will continue to hold that number of shares exceeding the applicable threshold and, in order to dispose of such shares, would be required to sell the Fund’s shares in open market transactions, potentially at a loss.

Third party claims against a SPAC may reduce amounts in the SPAC’s trust account

A SPAC’s placing of funds in the SPAC’s trust account may not protect those funds from third party claims against it. Although a SPAC may seek to have all vendors, service providers (other than its independent registered public accounting firm), prospective target businesses or other entities with which it does business execute agreements with it waiving any right, title, interest or claim of any kind in or to any monies held in the SPAC’s trust account for the benefit of its public shareholders, such parties may not execute such agreements, or even if they execute such agreements they may not be prevented from bringing claims against the SPAC’s trust account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against a SPAC’s assets, including the funds held in the SPAC’s trust account.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect a SPAC’s business

A SPAC is subject to laws and regulations enacted by national, regional and local governments. In particular, a SPAC will be required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on a SPAC’s business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on a SPAC’s business, including its ability to negotiate and complete its initial business combination, and results of operations.

A SPAC may seek acquisition opportunities with an early stage company

To the extent a SPAC completes its initial business combination with an early stage company, a financially unstable business or an entity lacking an established record of sales or earnings, the SPAC may be affected by numerous risks inherent in the operations of the business with which it combines. These risks include investing in a business without a proven business model and with limited historical financial data, volatile revenues or earnings, intense competition and difficulties in obtaining and retaining key personnel. A SPAC may not be able to properly ascertain or assess all of the significant risk factors and it may not have adequate time to complete due diligence. Furthermore, some of these risks may be outside of its control and leave it with no ability to control or reduce the chances that those risks will adversely impact a target business.

A SPAC’s resources could be wasted in researching acquisitions that are not completed

The investigation of each specific target business and the negotiation, drafting and execution of relevant agreements, disclosure documents and other instruments may require substantial amounts of a SPAC’s management time and attention and substantial costs for accountants, attorneys and others. If a SPAC decides not to complete a specific initial business combination, the costs incurred up to that point for the proposed transaction likely would not be recoverable. Furthermore, if a SPAC reaches an agreement relating to a specific target business, it may fail to complete its initial business combination for any number of reasons including those beyond its control. Any such event will result in a loss to the SPAC of the related costs incurred which could materially adversely affect subsequent attempts to locate and acquire or merge with another business. If a SPAC is unable to complete its initial business combination, its public shareholders may receive only the initial public offering price per share, or less in certain circumstances, on the liquidation of its trust account and its warrants will expire worthless.

The Fund may have a conflict with a SPAC’s initial sponsor shareholders

Since a SPAC’s initial shareholders will generally lose their entire investment in the SPAC if its initial business combination is not completed (other than with respect to public shares they may acquire), a conflict of interest may arise in determining whether a particular business combination target is appropriate for a SPAC’s initial business combination. The personal and financial interests of a SPAC’s sponsor, officers and directors may influence their motivation in identifying and selecting a target business combination, completing an initial business combination and influencing the operation of the business following the initial business combination. This risk may become more acute as the SPAC’s acquisition deadline approaches.

A SPAC may only be able to complete one business combination with the proceeds of its offerings

The net proceeds from a SPAC’s securities offerings will provide it with a limited amount that it may use to complete its initial business combination. A SPAC may effectuate its initial business combination with a single target business or multiple target businesses simultaneously or within a short period of time. However, it may not be able to effectuate its initial business combination with more than one target business because of various factors, including the existence of complex accounting issues and the requirement that the SPAC prepare and file pro forma financial statements with the SEC that present operating results and the financial condition of several target businesses as if they had been operated on a combined basis. By completing its initial business combination with only a single entity, a SPAC’s lack of diversification may subject it to numerous economic, competitive and regulatory risks. Further, a SPAC would not be able to diversify its operations or benefit from the possible spreading of risks or offsetting of losses, unlike other entities which may have the resources to complete several business combinations in different industries or different areas of a single industry. Accordingly, the prospects for a SPAC’s success may be:

•	solely dependent upon the performance of a single business, property or asset; or

•	dependent upon the development or market acceptance of a single or limited number of products, processes or services.

This lack of diversification may subject a SPAC to numerous economic, competitive and regulatory risks, any or all of which may have a substantial adverse impact upon the particular industry in which it may operate subsequent to its initial business combination.

A SPAC may attempt to complete business combinations with multiple prospective targets

If a SPAC determines to simultaneously acquire several businesses that are owned by different sellers, a SPAC will need for each of such sellers to agree that its purchase of its business is contingent on the simultaneous closings of the other business combinations, which may make it more difficult for it, and delay its ability, to complete its initial business combination. With multiple business combinations, a SPAC could also face additional risks, including additional burdens and costs with respect to possible multiple negotiations and due diligence investigations (if there are multiple sellers) and the additional risks associated with the subsequent assimilation of the operations and services or products of the acquired companies in a single operating business. If a SPAC is unable to adequately address these risks, it could negatively impact its profitability and results of operations.

A SPAC may attempt to complete its initial business combination with a private company

In pursuing its acquisition strategy, a SPAC may seek to effectuate its initial business combination with a privately held company. Little public information generally exists about private companies, and a SPAC could be required to make its decision on whether to pursue a potential initial business combination on the basis of limited information, which may result in a business combination with a company that is not as profitable as anticipated, if at all.

A SPAC may be unable to obtain additional financing to complete its initial business combination or to fund operations

Because a SPAC generally has not identified any prospective target business at the time of its IPO, it generally cannot ascertain the capital requirements for any particular transaction. If the net proceeds of a SPAC’s securities offerings prove to be insufficient, either because of the size of its initial business combination, the depletion of the available net proceeds in search of a target business, the obligation to redeem for cash a significant number of shares from shareholders who elect redemption in connection with its initial business combination or the terms of negotiated transactions to purchase shares in connection with its initial business combination, a SPAC may be required to seek additional financing or to abandon the proposed business combination. There can be no assurance that such financing will be available on acceptable terms, if at all. To the extent that additional financing proves to be unavailable when needed to complete its initial business combination, a SPAC would be compelled to either restructure the transaction or abandon that particular business combination and seek an alternative target business candidate. In addition, even if a SPAC does not need additional financing to complete its initial business combination, it may require such financing to fund the operations or growth of the target business. The failure to secure additional financing could have a material adverse effect on the continued development or growth of the target business. Generally, none of a SPAC’s officers, directors or shareholders is required to provide any financing to it in connection with or after its initial business combination. If a SPAC is unable to complete its initial business combination, its public shareholders may receive only the initial public offering price per share, or less in certain circumstances, on the liquidation of the SPAC’s trust account, and its warrants will expire worthless.

IPOs are often subject to speculative trading

The Fund invests in companies that are conducting, or have recently conducted, an initial public offering. The stocks of such companies are often subject to extreme price volatility and speculative trading.

A SPAC’s initial shareholders may exert a substantial influence on actions requiring shareholder vote

Upon the closing of a SPAC’s IPO, a SPAC’s initial shareholders typically own a portion of its outstanding common stock. Accordingly, they may exert a substantial influence on actions requiring a shareholder vote, potentially in a manner that the Fund will not support, including amendments to its organizational documents.

Provisions in a SPAC’s organizational documents may inhibit a takeover of the SPAC

A SPAC’s organizational documents may contain provisions that may discourage unsolicited takeover proposals that shareholders may consider to be in their best interests. These provisions include a staggered board of directors and the ability of the board of directors to designate the terms of and issue new series of preferred shares, which may make more difficult the removal of management and may discourage transactions that otherwise could involve payment of a premium over prevailing market prices for its securities.

A SPAC may also be subject to anti-takeover provisions under the laws of its jurisdiction which could delay or prevent a change of control. Together these provisions may make more difficult the removal of a SPAC’s management and may discourage transactions that otherwise could involve payment of a premium over prevailing market prices for its securities and benefit its shareholders, including the Fund.

Companies following a business combination are subject to volatility and may be heavily influenced by shareholders with large holdings

Companies following a business combination may be unseasoned and lack a trading history, a track record of reporting to investors, and widely available research coverage. Such companies are often subject to extreme price volatility and speculative trading. The stock price of these companies may not continue to appreciate following a business combination and the performance of these stocks may not replicate the performance exhibited prior to such combination. In addition, investments in these companies may share similar illiquidity risks of private equity and venture capital. See “—IPO Risk” below.

Equity Risk

The Fund will invest in equity securities of SPACs, including common stocks and warrants, and, accordingly, it will be exposed to equity risk. Equity markets may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Rights and warrants do not necessarily move in parallel with the price of the underlying stock and the market for rights and warrants may be limited. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Founder shares may not be registered at the time of investment but are typically subject to a registration rights agreement. Accordingly, such shares may not be freely transferable (if at all) until after the completion of a business combination (when founder shares are typically registered). See also “—Liquidity Risk”.

Investment and Market Risks

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. The value of the Fund, like other market investments, may move up or down, sometimes rapidly and unpredictably. Overall stock market risks may also affect the NAV of the Fund. Factors such as economic growth and market conditions, interest rate levels and political events affect the securities markets. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Investment Company Risk

The Fund will incur higher and additional expenses when it invests in other investment companies such as exchange-traded funds (“ETFs”). There is also the risk that the Fund may suffer losses due to the investment practices or operations of such other investment companies. To the extent that the Fund invests in one or more investment companies that concentrate in a particular industry, the Fund would be vulnerable to factors affecting that industry and the performance of such investment companies, and that of the Fund, may be more volatile than investment companies that do not concentrate in a particular industry.

The investment companies in which the Fund invests are not subject to the Fund’s investment policies and restrictions. The Fund generally receives information regarding the portfolio holdings of the investment companies in which it invests only when that information is made available to the public. The Fund cannot dictate how these companies invest their assets. The investment companies in which the Fund may invest may invest their assets in securities and other instruments, and may use investment techniques and strategies, that are not described in this prospectus.

The ETFs in which the Fund may invest may not be able to replicate exactly the performance of the indices they track due to transactions costs and other expenses of the ETFs. ETFs may not be able to match or outperform their benchmarks.

The Fund may be restricted by provisions of the 1940 Act that generally limit the amount the Fund and its affiliates can invest in any one investment company to 3% of such company’s outstanding voting stock. As a result, the Fund may hold a smaller position in an investment company than if it were not subject to this restriction. In addition, to comply with provisions of the 1940 Act, in any matter upon which the stockholders of the investment companies in which the Fund invests are solicited to vote, the Adviser may be required to vote its shares in such companies in the same proportion as shares held by other stockholders of those companies. However, pursuant to Rule 12d1-4, the Fund is permitted to invest in certain ETFs in excess of the limits set forth in the 1940 Act subject to the terms and conditions set forth in Rule 12d1-4.

IPO Risk

The Fund invests in companies that are conducting, or have recently conducted, an initial public offering. The stocks of such companies are often subject to extreme price volatility and speculative trading. Such stocks may have above-average price appreciation in connection with the IPO. In addition, IPOs may share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO may represent a small percentage of the market capitalization. The ownership of many IPOs often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination.

PIPEs Risk

The Fund may purchase equity securities in a private placement that are issued by SPACs who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. See “—Liquidity Risk” below. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Warrants Risk

Warrants are instruments that give the Fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. Warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Founder warrants, as well as shares of common stock issuable upon the exercise of SPAC warrants (whether founder warrants or otherwise), may not be registered at the time of investment, but are typically subject to a registration rights agreement. In addition, in the case of warrants issued in connection with a SPAC’s IPO, after they have become exercisable and the underlying shares of common stock of the SPAC are trading above a specified price per share for a period of time, such warrants may become redeemable by the SPAC for nominal value, which could force the Fund to exercise the warrants prior to such redemption or otherwise lose the value of the warrants. Founder warrants may not be redeemed by the SPAC.

If a SPAC’s managers identify an appropriate acquisition target, shareholders are given the opportunity to redeem all or a portion of their shares either in connection with a shareholder meeting called to approve the business combination or by means of a tender. Such redemption offers do not apply to warrants, which remain outstanding until they are exercised, exchanged or otherwise canceled. Moreover, if a SPAC fails to conduct a business combination, the SPAC’s warrants expire worthless.

Liquidity Risk

If the Fund invests in illiquid assets, or if assets become illiquid, there may be no willing buyer of the securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance. The Fund’s illiquid holdings may include founder shares, founder warrants, and other SPAC securities acquired in PIPE transactions or pursuant to forward purchase agreements.

Management Risk

The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment, as applicable, will produce the desired results. The Fund may allocate its assets so as to under-emphasize or over-emphasize its investments under the wrong market conditions, in which case the Fund’s NAV may be adversely affected.

In addition, the Fund depends on the diligence, skill and business contacts of the investment professionals of the Adviser to achieve the Fund’s investment objective. In particular, the Adviser is dependent upon the expertise of their respective portfolio management teams to implement the Fund’s strategies. If the Adviser were to lose the services of one or more key individuals, including members of its portfolio management team, it may not be able to hire qualified replacements or may require an extended time to do so. This could prevent the Fund from achieving its investment objective and could have an adverse effect on an investment in the Fund.

The Fund is the                closed-end fund to be managed by the Adviser. The Adviser manages several registered open-end funds, and the portfolio managers have previous experience managing closed-end funds. As with any managed fund, the Adviser may not be successful in selecting the best performing securities, leverage strategy or investment techniques, and the Fund’s performance may lag behind that of similar funds as a result.

Market Disruption, Geopolitical, Pandemic and Climate Change Risks

The Fund (as well as its service providers) may be adversely affected by uncertainties and events around the world, such as epidemics and pandemics, including the spread of infectious illness or other public health issues, natural disasters, terrorism and other conflicts, social unrest, political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which they are invested. In December 2019, an initial outbreak of COVID-19 was reported and, since then, a large and growing number of cases have been confirmed around the world. This has resulted in numerous deaths and the imposition of both local and more widespread quarantine measures, border closures and other travel restrictions, causing social unrest and commercial disruption on a global scale. In response to the COVID-19 pandemic, central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, but volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.  The ongoing COVID-19 pandemic has magnified these risks and has had, and will continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are increasingly impacted by the outbreak and government and other measures seeking to contain its spread. The effects of the COVID-19 pandemic have contributed to increased volatility in global financial markets and likely will affect certain countries, regions, companies, industries and market sectors more dramatically than others. It is not known how long the impact of the COVID-19 pandemic will last or the severity thereof.

To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks to which the Fund is subject, including: (1) operational impacts on and availability of key personnel of the Adviser and/or any of the Fund’s other service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic; and (2) limitations on the Fund’s ability to make distributions or dividends, as applicable.

The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund. The issuers of securities, including those held in the Fund’s portfolio, could be materially impacted by such events which may, in turn, negatively affect the value of such securities or such issuers’ ability to make interest payments or distributions to the Fund.

Climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact an issuer’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire.  Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.

Tax Risk

[Chapman Tax to review.] The Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Code. In order to qualify for such treatment, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter and distribute at least 90% of its investment company taxable income. The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

Due to the Fund’s investment strategies, a substantial portion of the Fund’s income potentially will consist of short-term capital gains. Distributions of the Fund’s short-term capital gains are taxable to shareholders as ordinary income, will not constitute qualified dividend income and will not qualify for the dividends-received deduction. In addition, shareholders will not be able to offset distributions of the Fund’s net short-term capital gains with capital losses that they recognize in respect of their other investments.

Structural Risks:

Anti-Takeover Provisions

Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status, including the adoption of a staggered Board of Directors and the supermajority voting requirements discussed herein. These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV. See “Certain Provisions of the Fund’s Charter and Bylaws and of Maryland Law.” This risk would also apply to many of the Fund’s investments in Underlying Funds.

Cyber Security Risk

With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and the Adviser transfer agent, and other service providers and the vendors of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders or cause an investment in the Fund to lose value. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Because the Fund does not offer to redeem its Common Shares at NAV, damage to the reputation of the Fund or its service providers could cause a decline in the value of the Fund’s Common Shares, perhaps suddenly. Such attacks, failures or other events could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk. While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such issuers to lose value.

Distribution Policy Risk

The Fund currently intends to make distributions to Common Shareholders on a [monthly] basis. Such distributions are not tied to the Fund’s investment income and capital gains and do not represent yield or investment return on the Fund’s portfolio. To the extent that the amount distributed in cash exceeds the total net investment income of the Fund, the assets of the Fund will decline. A decline in Fund assets may result in an increase in the Fund’s expense ratio. In addition, the maintenance of the Fund’s distribution policy may cause the Fund’s assets to be less fully invested than would otherwise be the case, which could reduce the Fund’s total investment return. Furthermore, the Fund may need to raise additional capital in order to maintain the distribution policy.

A portion or all of any distribution of the Fund may consist of a return of capital. A return of capital represents the return of a Common Shareholder’s original investment in the Common Shares, and should not be confused with a dividend from profits and earnings. Such distributions are generally not treated as taxable income for the investor. Instead, Common Shareholders will experience a reduction in the basis of their Common Shares, which may increase the taxable capital gain, or reduce capital loss, realized upon the sale of such Common Shares. Upon a sale of their Common Shares, Common Shareholders generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the Common Shareholder and the Common Shareholder’s federal income tax basis in the Common Shares sold, as adjusted to reflect return of capital. It is possible that a return of capital could cause a Common Shareholder to pay a tax on capital gains with respect to Common Shares that are sold for an amount less than the price originally paid for them. Common Shareholders are advised to consult with their own tax advisers with respect to the tax consequences of their investment in the Fund.

The Fund’s distribution policy may result in the Fund making a significant distribution in December of each year in order to maintain the Fund’s status as a regulated investment company. Depending upon the income of the Fund, such a year-end distribution may be taxed as ordinary income to investors.

Legislation and Regulatory Risks

At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund is regulated. New or amended regulations may be imposed by the CFTC, the Securities and Exchange Commission (“SEC”), the Federal Reserve or other financial regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. For example, new regulations are anticipated to be adopted by the SEC that will impact closed-end funds such as the Fund, including their ability to invest in derivatives and other transactions. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental authorities or self-regulatory organizations.

On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose new limits on the amount of derivatives that the Fund can enter into; eliminate the asset segregation framework the Fund initially intends to use to comply with Section 18 of the 1940 Act; treat certain derivatives as senior securities so that a failure to comply with the limits might be alleged by a regulator to be a statutory violation; and potentially require the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The extent of the impact of such new regulations on the Fund, including the ability of the Fund to continue to utilize derivatives in an amount similar to its initial use of such transactions, remains uncertain as of the date of this prospectus.

Leverage Risks

Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV. The leverage costs may be greater than the Fund’s return on the underlying investments made from the proceeds of leverage. The Fund’s leveraging strategy may not be successful.

If the Fund were to utilize leverage in the form of borrowing, it anticipates that the money borrowed for investment purposes will incur interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the holders of Common Shares to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing return to the holders of Common Shares. Developments in the credit markets may adversely affect the ability of the Fund to borrow money for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of Common Shares.

In addition to the foregoing, the use of leverage involves risks and special considerations for Common Shareholders, including:

•	the likelihood of greater volatility of NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings or on short-term debt or in the interest or dividend rates on any debt securities or Preferred Shares that the Fund must pay will reduce the return to the Common Shareholders;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, may result in a greater decline in the market price of the Common Shares;

•	when the Fund uses financial leverage, the investment management fees payable to the Adviser will be higher than if the Fund did not use leverage. This may create a conflict of interest between the Adviser, on the one hand, and the holders of Common Shares, on the other; and

•	leverage may increase operating costs, which may reduce total return.

The use of leverage may require the Fund to segregate assets to cover its obligations (or, if the Fund borrows money or issues Preferred Shares, to maintain asset coverage in conformity with the requirements of the 1940 Act). While the segregated assets will be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets. See “—Legislation and Regulatory Risks” for forthcoming changes to the existing asset segregation framework under applicable rules and regulations that could impact the Fund in the future.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies if the Fund were to utilize such leverage.

The Fund currently anticipates that leverage will initially be obtained through borrowings from banks or other financial institutions.

The use of segregation and cover with respect to a leverage instrument or technique does not prevent the Fund from suffering a loss on such instrument or technique.

Market Discount

Common stock of closed-end funds frequently trades at a discount from its NAV. This risk may be greater for investors selling their shares in a relatively short period of time after completion of the initial offering. The Fund’s Common Shares may trade at a price that is less than the initial offering price. This risk would also apply to the Fund’s investments in closed-end funds.

No Operating History

The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

Non-Diversification Risk

The Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Not a Complete Investment Program

The Fund is intended for investors seeking capital appreciation over the long-term, and is not intended to be a short-term trading vehicle. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each investor should take into account the Fund’s investment objective and other characteristics as well as the investor’s other investments when considering an investment in the Common Shares. An investment in the Fund may not be appropriate for all investors.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to holders of Common Shares, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. See “U.S. Federal Income Tax Matters.”

Potential Conflicts of Interest Risk

The Adviser and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund. In particular, the Adviser manages and/or advises other investment funds or accounts with the same or similar investment objective and strategies as the Fund. As a result, the Adviser and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Adviser and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. Furthermore, it is theoretically possible that a portfolio manager could use the information obtained from managing a fund or account to the advantage of other funds or accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or result in the Adviser receiving material, non-public information, or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients.

The portfolio managers also may engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Adviser which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. The Adviser and its affiliates may provide more services to some types of funds and accounts than others.

The Fund and Adviser have adopted policies and procedures that address the foregoing potential conflicts of interest, including policies and procedures to address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all accounts of the Adviser are treated equitably. There is no guarantee that the policies and procedures adopted by the Adviser and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the Adviser may manage or advise from time to time. For further information on potential conflicts of interest, see “Management of the Fund—Conflicts of Interest” in the SAI.

In addition, while the Fund is using leverage, the amount of the fees paid to the Adviser for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets, which include assets purchased with leverage. Therefore, the Adviser has a financial incentive to leverage the Fund, which creates a conflict of interest between the Adviser on the one hand and the Common Shareholders of the Fund on the other.

Secondary Market for the Common Shares

The issuance of Common Shares through the Plan may have an adverse effect on the secondary market for the Common Shares. The increase in the number of outstanding Common Shares resulting from the issuances pursuant to the Plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. When the Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

MANAGEMENT OF THE FUND

Board of Directors

The Fund’s Board of Directors has overall responsibility for management of the Fund. The Board of Directors decides upon matters of general policy and generally oversees the actions of the Adviser and the other service providers of the Fund. The name and business address of the Board of Directors and officers of the Fund, and their principal occupations and other affiliations during the past five years, are set forth under “Board Members and Officers” in the SAI.

Investment Adviser

RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”), a registered investment adviser, is the Fund’s investment adviser and is responsible for the day-to-day management of the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services. The Adviser is also responsible for determining the Fund’s overall investment strategy and overseeing its implementation.

RiverNorth, founded in 2000, is a wholly-owned subsidiary of RiverNorth Financial Holdings LLC and is located at 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654. As of                , RiverNorth managed approximately $          billion for registered open-end management investment companies, registered closed-end management investment companies and private investment vehicles. See “Management of the Fund” in the SAI.

Portfolio Management

Patrick W. Galley, CFA, is a portfolio manager for the Fund. Mr. Galley is the Chief Executive Officers and Chief Investment Officer for the Adviser. Mr. Galley heads the Adviser’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of the RiverNorth Funds, a mutual fund complex for which RiverNorth serves as the investment adviser. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Eric Pestrue, CFA, is a portfolio manager for the Fund. Mr. Pestrue serves as Senior Investment Analyst for the Adviser. Mr. Pestrue is responsible for assisting with research and trading. Prior to joining RiverNorth, Mr. Pestrue was a Project Manager in Morningstar’s Data division where he worked extensively on the closed-end fund database and led the creation of the unit investment trust database.  Prior to Morningstar, Mr. Pestrue was a Quantitative Research Analyst with First Trust Portfolios where he helped back-test quantitative investment strategies and select holdings for unit investment trusts.  Mr. Pestrue graduated from the University of Michigan with a B.A. in Economics and earned his MBA, with honors, from the University Of Chicago Booth School Of Business. He is a CFA Charterholder and member of the CFA Institute and the CFA Society of Chicago.

The Fund’s SAI provides information about the compensation received by the portfolio managers of the Fund, other accounts that they manage and their ownership of the Fund’s equity securities.

Investment Advisory Agreement

Pursuant to an Investment Advisory Agreement, the Adviser is responsible for managing the Fund’s affairs, subject at all times to the general oversight of the Fund’s Board of Directors. The Fund has agreed to pay the Adviser a management fee payable on a monthly basis at the annual rate of       % of the Fund’s average daily Managed Assets for the services it provides. This management fee paid by the Fund to the Adviser is essentially an all-in fee structure (the “unified management fee”) and, as part of the unified management fee, the Adviser will provide or cause to be furnished all supervisory and administrative and other services reasonably necessary for the operation of the Fund, except (unless otherwise described in this Prospectus or otherwise agreed to in writing), the Fund will pay, in addition to the unified management fee, taxes and governmental fees, if any, levied against the Fund; brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund; costs, including interest expenses, of borrowing money or engaging in other types of leverage financing; costs, including dividend and/or interest expenses and other costs (including, without limit, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents), associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares or other instruments for the purpose of incurring leverage; fees and expenses of any other investment companies in which the Fund invests; fees and expenses, including travel expenses and fees and expenses of legal counsel retained for their benefit, of directors of the Fund who are not officers, employees, partners, shareholders or members of the Adviser or its affiliates; fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of directors, shareholder proposals or other non-routine matters that are not initiated or proposed by the Adviser; legal, marketing, printing, accounting and other expenses associated with any future share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering; expenses associated with tender offers and other share repurchases and redemptions; and other extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limit, expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Fund to indemnify its directors, officers, employees, shareholders, distributors and agents with respect thereto.

Because the fees received by the Adviser are based on the Managed Assets of the Fund, the Adviser has a financial incentive for the Fund to use leverage, which may create a conflict of interest between the Adviser on the one hand and the Common Shareholders on the other. Because leverage costs will be borne by the Fund at a specified rate of return, the Fund’s investment management fees and other expenses, including expenses incurred as a result of any leverage, are paid only by the Common Shareholders and not by holders of preferred stock or through borrowings. See “Use of Leverage.”

A discussion of the basis for the Board of Directors’ approval of the Fund’s Investment Advisory Agreement will be provided in the Fund’s initial shareholder report. The basis for subsequent continuations of these agreements will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

NET ASSET VALUE

NAV is determined daily as of the close of the regular trading session on the NYSE (usually 4:00 p.m. Eastern time). NAV is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding Preferred Shares (if any), by the total number of Common Shares outstanding.

For purposes of determining NAV per Common Share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. The Fund also may use independent pricing services to provide market quotations.  If market quotations are not available or do not reflect market value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects market value, the security will be valued at fair value according to policies approved by the Fund’s Board of Directors.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the security may need to be fair valued using the Fund’s fair value pricing policies.  Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.  See “Risks—Structural Risks—Valuation Risk.”

The Board of Directors has adopted valuation policies and procedures for the Fund and has delegated to the Adviser the responsibility for applying fair value determinations in accordance with such policies and procedures. The Adviser has the day-to-day responsibility for overseeing the implementation of the Fund’s valuation policies and procedures and all fair value determinations are subject to review and ratification by the Board of Directors. The processes and procedures described herein are part of the Fund’s compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that the Fund is required to maintain under the 1940 Act.

On December 3, 2020, the SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”), which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit a fund’s board to designate the fund’s primary investment adviser to perform the fund’s fair value determinations, which will be subject to board oversight and certain reporting and other requirements intended to ensure that the board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 8, 2022. The Adviser and the Fund’s Board of Directors will continue to review Rule 2a-5 and its impact on the Adviser’s and the Fund’s valuation policies and related practices.

DIVIDENDS AND DISTRIBUTIONS

Commencing with the Fund’s first dividend, the Fund intends to distribute to Common Shareholders regular [monthly] distributions of all or a portion of its net investment income. The Fund expects to declare its initial [monthly] dividend within      to      days after the completion of this offering and pay its initial [monthly] dividend within approximately      to      days after the completion of this offering, depending on market conditions. There is no assurance the Fund will make this initial [monthly] distribution or continue to pay regular [monthly] distributions or that it will do so at a particular rate.

Commencing with the first distribution, the Fund intends to implement a level distribution policy. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income.

The Fund will distribute to Common Shareholders at least annually all or substantially all of its investment company taxable income and net exempt interest income after the payment of dividends and interest, if any, owed with respect to any outstanding Preferred Shares or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and any Preferred Shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital which is applied against and reduces the Common Shareholder’s tax basis in his or her Common Shares. To the extent that the amount of any distribution exceeds the Common Shareholder’s basis in his or her shares, the excess will be treated by the Common Shareholder as gain from a sale or exchange of the Common Shares. See “U.S. Federal Income Tax Matters.”

Under the 1940 Act, the Fund may not declare any dividend or other distribution upon any capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or other distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, other distribution, or purchase price, as the case may be. While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accumulated preferred dividends have been paid and (ii) the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the Common Shares in the event of a default on the Fund’s borrowings. If the Fund’s ability to make distributions on its Common Shares is limited, such limitations could, under certain circumstances, impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company, which would have adverse tax consequences for shareholders. See “Use of Leverage.”

DIVIDEND REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of shares elects to receive cash by contacting                          (the “Plan Administrator”), all dividends and capital gain distributions to Common Shareholders will be automatically reinvested by the Plan Administrator for Common Shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional shares. Such reinvested amounts are included in the Fund’s Managed Assets and, therefore, the fees paid under the Management Fee and the Administration Fee will be higher than if such amounts had not been reinvested. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the Common Shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The shares will be acquired by the Plan Administrator for the participants’ accounts through receipt of additional unissued but authorized shares from the Fund (“Newly Issued Common Shares”). The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Fund’s NAV per Share on the payment date.

The Plan Administrator maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each Common Shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of shares who hold their shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Common Shareholders who receive distributions in the form of shares generally are subject to the same U.S. federal, state and local tax consequences as Common Shareholders who elect to receive their distributions in cash and, for this purpose, Common Shareholders receiving distributions in the form of shares will generally be treated as receiving distributions equal to the fair market value of the shares received through the plan; however, since their cash distributions will be reinvested, those Common Shareholders will not receive cash with which to pay any applicable taxes on reinvested distributions. See “U.S. Federal Income Tax Matters” below. Participants that request a sale of shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at (      )         -         .

DESCRIPTION OF THE COMMON SHARES

The following summary of the terms of the Common Shares of the Fund does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund’s Charter and the Fund’s Bylaws, copies of which are filed as exhibits to the Registration Statement.

The Fund’s authorized capital stock consists of             shares of common stock, $0.0001 par value per share, all of which is initially classified as Common Shares. The Fund’s Board of Directors, with the approval of a majority of the entire Board, but without any action by the shareholders of the Fund, may amend the Fund’s Charter from time to time to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue.

In general, shareholders or subscribers for the Fund’s stock have no personal liability for the debts and obligations of the Fund because of their status as shareholders or subscribers, except to the extent that the subscription price or other agreed consideration for the stock has not been paid.

The Common Shares to be issued in the offering will be, upon payment as described in this Prospectus, fully paid and non-assessable. The Common Shares have no preemptive, conversion, exchange, appraisal or redemption rights, and each share has equal voting, dividend, distribution and liquidation rights.

Common Shareholders are entitled to receive dividends if and when the Board of Directors declares dividends from funds legally available. Whenever Fund Preferred Shares or borrowings are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Preferred Shares and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution as described above.

In the event of the Fund’s liquidation, dissolution or winding up, Common Shares would be entitled to share ratably in all of the Fund’s assets that are legally available for distribution after the Fund pays all debts and other liabilities and subject to any preferential rights of holders of Preferred Shares, if any Preferred Shares are outstanding at such time.

Common Shareholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that, assuming there are no Preferred Shares are outstanding, the holders of more than 50% of the Common Shares will elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Directors.

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued shares of common stock into other classes or series of stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by the Fund’s Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of common stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Fund’s Common Shares or otherwise be in their best interest. As of the date of this Prospectus, the Fund has no plans to classify or reclassify any unissued shares of common stock.

It is expected that the Fund’s Common Shares will be approved for listing on the NYSE, upon notice of issuance, under the symbol “             .” Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year.

Preferred Shares

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including Preferred Shares, without the approval of the holders of the common stock. Prior to issuance of any shares of Preferred Shares, the Board of Directors is required by Maryland law and by the Fund’s Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for such shares. Thus, the Board of Directors could authorize the issuance of Preferred Shares with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Fund’s Common Shares or otherwise be in their best interest. No Preferred Shares are currently outstanding.

Any issuance of Preferred Shares must comply with the requirements of the 1940 Act. Specifically, the Fund is not permitted under the 1940 Act to issue Preferred Shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares. Among other requirements, including other voting rights, the 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two directors at all times. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares would have the right to elect a majority of the Fund’s directors at any time two years’ dividends on any Preferred Shares are unpaid.

CERTAIN PROVISIONS OF THE FUND’S CHARTER AND BYLAWS AND OF MARYLAND LAW

The following is a summary of certain provisions of the Maryland General Corporation Law (the “MGCL”) and of the Charter and Bylaws of the Fund.

General

The MGCL and the Fund’s Charter and Bylaws contain provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

These provisions could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of the Fund to negotiate with the Fund’s management regarding the price to be paid for the Common Shares required to obtain such control, promote continuity and stability and enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective.

The Board of Directors has concluded that the potential benefits of these provisions outweigh their possible disadvantages.

Classified Board of Directors

The Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire at the first, second and third annual meetings of shareholders, respectively, and, in each case, until their successors are duly elected and qualify. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and at each annual meeting one class of directors will be elected by the shareholders. A classified Board of Directors promotes continuity and stability of management but makes it more difficult for shareholders to change a majority of the directors because it generally takes at least two annual elections of directors for this to occur. The Fund believes that classification of the Board of Directors will help to assure the continuity and stability of the Fund’s strategies and policies as determined by the Board of Directors.

Election of Directors

The MGCL provides that, unless the charter or bylaws of a corporation provide otherwise, which the Fund’s Charter and the Fund’s Bylaws do not, a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

Number of Directors; Vacancies

The Fund’s Charter provides that the number of directors will be set only by the Board of Directors in accordance with the Bylaws. The Bylaws provide that a majority of the Fund’s entire Board of Directors may at any time increase or decrease the number of directors, provided that there may be no fewer than three directors and no more than 12 directors.

The Fund’s Charter provides that the Fund elects, at such time as the Fund becomes eligible to make such an election (i.e., when the Fund has at least three independent directors and the Common Shares are registered under the Exchange Act), to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Removal of Directors

The Fund’s Charter provides that, subject to the rights of the holders of one or more class or series of Preferred Shares to elect or remove directors, a director may be removed from office only for cause (as defined in the Charter) and then only by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Absence of Cumulative Voting

There is no cumulative voting in the election of the Fund’s directors. Cumulative voting means that holders of stock of a corporation are entitled, in the election of directors, to cast a number of votes equal to the number of shares that they own multiplied by the number of directors to be elected. Because a shareholder entitled to cumulative voting may cast all of his or her votes for one nominee or disperse his or her votes among nominees as he or she chooses, cumulative voting is generally considered to increase the ability of minority shareholders to elect nominees to a corporation’s Board of Directors. In general, the absence of cumulative voting means that the holders of a majority of the Fund’s shares can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors.

Approval of Extraordinary Corporate Actions

The Fund’s Charter requires the favorable vote of at least two-thirds of the Common Shares and Preferred Shares (if any) entitled to be voted on the matter, voting together as a single class, to advise, approve, adopt or authorize the following:

•	a “Business Combination,” which includes the following:

•	a merger, consolidation or statutory share exchange of the Fund with or into another person;

•	an issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business; or

•	a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business;

•	the voluntary liquidation or dissolution of the Fund or charter amendment to terminate the Fund’s existence;

•	the conversion of the Fund from a closed-end company to an open-end company, and any amendments necessary to effect the conversion; or

•	unless the 1940 Act or federal law requires a lesser vote, any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which shareholder approval is required under federal or Maryland law.

However, unless shareholder approval is required under federal or Maryland law, the Common Shareholder vote described above will not be required with respect to the foregoing transactions if they are approved by a vote of two-thirds of the Continuing Directors (as defined below). If Maryland law or the 1940 Act requires Common Shareholder approval (and two-thirds of the Continuing Directors have approved the transaction), the affirmative vote by Common Shareholders, at a meeting of such shareholders, of the lesser of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund, will be required. In addition, if the Fund has any Preferred Shares outstanding, the holders of a majority of the outstanding Preferred Shares voting separately as a class, would be required under the 1940 Act to adopt any plan of reorganization that would adversely affect the holders of the Preferred Shares, to convert the Fund to an open-end investment company or to deviate from any of the Fund’s fundamental investment policies.

In no event will the foregoing provisions affect shareholder rights under the 1940 Act to approve or terminate an advisory contract of the Fund (either of which may be effectuated by Fund shareholders without the need for approval of any Continuing Director or other member of the Board of Directors).

“Continuing Director” means any member of the Board of Directors who is not an Interested Party (as defined below) or an affiliate of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months, or has been a member of the Board of Directors since               , or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.

“Interested Party” means any person, other than an investment company advised by the Adviser or any of its affiliates, which enters, or proposes to enter, into a Business Combination with the Fund.

In addition, the Fund’s Charter requires the favorable vote of two-thirds of the entire Board of Directors to advise, approve, adopt or authorize any of the following:

•	the election and removal of officers;

•	the creation of and delegation of authority and appointment of members to committees of the Board of Directors;

•	amendments to the Fund’s Bylaws (which may only be effected by the Board of Directors, not the Common Shareholders); and

•	Charter amendments not requiring shareholder approval under the 1940 Act.

The Board of Directors has determined that the foregoing supermajority requirements applicable to certain votes of the directors and the Common Shareholders, which are greater than the minimum requirements permitted under Maryland law or the 1940 Act, are in the best interests of the Fund. Reference should be made to the Charter on file with the SEC for the full text of these provisions. See also “Conversion to Open-End Fund.”

Action by Shareholders

Under the MGCL, Common Shareholder action can be taken only at an annual or special meeting of Common Shareholders or, unless the charter provides for Common Shareholder action by less than unanimous written consent (which is not the case in the Fund’s Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s Bylaws regarding the calling of a Common Shareholder-requested special meeting, as discussed below, may have the effect of delaying consideration of a Common Shareholder proposal until the next annual meeting.

Procedures for Shareholder Nominations and Proposals

The Fund’s Bylaws provide that any Common Shareholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of Common Shareholders must comply with the advance notice provisions of the Bylaws. Nominations and proposals that fail to follow the prescribed procedures will not be considered. The Board of Directors believes that it is in the Fund’s best interests to provide sufficient time to enable management to disclose to Common Shareholders information about a slate of nominations for directors or proposals for new business. This advance notice requirement also may give management time to solicit its own proxies in an attempt to defeat any slate of nominations should management determine that doing so is in the best interest of Common Shareholders generally. Similarly, adequate advance notice of Common Shareholder proposals will give management time to study such proposals and to determine whether to recommend to the Common Shareholders that such proposals be adopted. For Common Shareholder proposals to be included in the Fund’s proxy materials, the Common Shareholder must comply with all timing and information requirements of the Exchange Act.

Calling of Special Meetings of Shareholders

The Fund’s Bylaws provide that special meetings of Common Shareholders may be called by the Board of Directors or by certain of its officers. Additionally, the Fund’s Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the Common Shareholders requesting the meeting, a special meeting of Common Shareholders will be called by the Fund’s Secretary upon the written request of Common Shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

No Appraisal Rights

As permitted by the MGCL, the Fund’s Charter provides that Common Shareholders will not be entitled to exercise appraisal rights, unless the Fund’s Board of Directors determines that such rights apply.

Limitations on Liabilities

The Fund’s Charter provides that the personal liability of the Fund’s directors and officers for monetary damages is eliminated to the fullest extent permitted by Maryland law. Maryland law currently provides that directors and officers of corporations that have adopted such a provision will generally not be so liable, except to the extent that (i) it is proven that the person actually received an improper benefit or profit in money, property, or services for the amount of the benefit or profit in money, property, or services actually received; and (ii) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

The Fund’s Charter delegates the Fund, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify and advance expenses to the Fund’s directors and officers. The Fund’s Bylaws provide that the Fund will indemnify its officers and directors against liabilities to the fullest extent permitted by Maryland law and the 1940 Act, and that it shall advance expenses to such persons prior to a final disposition of an action. The rights of indemnification provided in the Fund’s Charter and Bylaws are not exclusive of any other rights which may be available under any insurance or other agreement, by resolution of Common Shareholders or directors or otherwise.

Authorized Shares

The Fund’s Charter authorizes the issuance of                    Common Shares, and authorizes a majority of the Fund’s Board of Directors, without Common Shareholder approval, to increase the number of authorized Common Shares and to classify and reclassify any unissued shares into one or more classes or series of stock and set the terms thereof. The issuance of capital stock or any class or series thereof without Common Shareholder approval may be used by the Fund’s Board of Directors consistent with its duties to deter attempts to gain control of the Fund. Further, the Board of Directors could authorize the issuance Preferred Shares with terms and conditions that could have the effect of discouraging a takeover or other transaction that some of the Fund’s shareholders might believe to be in their best interests.

Anti-Takeover Provisions of Maryland Law

Maryland Unsolicited Takeovers Act

Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions:

•	a classified board;

•	a two-thirds vote requirement for removing a director;

•	a requirement that the number of directors be fixed only by vote of directors;

•	a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and

•	a majority requirement for the calling of a special meeting of shareholders.

The Fund has elected to be subject to the classified board provision and the requirement that a vacancy on the Board of Directors be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred. The Fund retains its right to opt into any of the other provisions. The charter of a corporation may contain a provision or the board of directors may adopt a provision that prohibits the corporation from electing to be subject to any or all of the provisions of Subtitle 8.

Maryland Business Combination Act

The provisions of the Maryland Business Combination Act (the “MBCA”) do not apply to a closed-end investment company, such as the Fund, unless the Board of Directors has affirmatively elected to be subject to the MBCA by a resolution. To date, the Fund has not made such an election but may make such an election under Maryland law at any time.

Under the MBCA, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the MBCA, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:

•	any person who beneficially owns ten percent or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested shareholder under the MBCA if the board of directors approved in advance the transaction by which he otherwise would have become an interested shareholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested shareholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

These super-majority vote requirements do not apply if the corporation’s common shareholders receive a minimum price, as defined in the MBCA, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares.

The MBCA permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested shareholder becomes an interested shareholder.

Maryland Control Share Acquisition Act

The Maryland Control Share Acquisition Act (the “MCSAA”) provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers of the acquirer or by an employee of the acquirer who is also a director of the acquirer are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the MCSAA, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of shareholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a shareholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Staff of the SEC’s Division of Investment Management (“Staff”) had previously taken the position that, if a closed-end fund opted into a state control share statute (“control shares statutes”), such as the MCSAA, its actions would be inconsistent with the requirements in Section 18(i) of the 1940 Act, which generally requires that shares of the fund have equal voting rights. However, in May 2020, the Staff withdrew its prior position and stated that it would not recommend enforcement action to the SEC against a closed-end fund for opting into a control share statute if the decision to do so by the fund’s board was taken with reasonable care on a basis consistent with other applicable duties and laws and the duty to the fund and its shareholders generally. The Staff’s current position reflects only the views of the Staff and is not made part of any SEC rule, regulation or court interpretation or ruling. The Fund’s Board of Directors reserves the right to consider and determine, in the future, whether the Fund will opt in and be subject to the MCSAA.

REPURCHASE OF SHARES

Shares of closed-end funds often trade at a discount to NAV, and the Fund’s shares may also trade at a discount to their NAV, although it is possible that they may trade at a premium above NAV. The market price of the Common Shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund’s NAV, general market and economic conditions and other factors beyond the control of the Fund.

Although Common Shareholders will not have the right to redeem their shares, the Fund may (but is not obligated to) take action to repurchase shares in the open market or make tender offers for its shares at or near NAV. During the pendency of any tender offer, the Fund will publish how Common Shareholders may readily ascertain the NAV. Repurchase of the Common Shares may have the effect of reducing any market discount to NAV.

There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price that approximates their NAV. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to pursue its investment objective. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover that may result in additional expenses being borne by the Fund and its shareholders. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund’s portfolio, and the impact of any action on the Fund and market considerations. Such a decision is a matter on which the Board would exercise its fiduciary judgment, and the Board will consider other factors that may be relevant at the time it considers the matter. Any share repurchases or tender offers will be made in accordance with the requirements of the Exchange Act and the 1940 Act.

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end investment company at any time if approved by the Board of Directors and the shareholders. See “Certain Provisions of the Fund’s Charter and Bylaws and of Maryland Law” for a discussion of the voting requirements applicable to conversion of the Fund to an open-end investment company and any related Charter amendments. If the Fund converted to an open-end investment company, it would be required to redeem all Preferred Shares then outstanding (possibly requiring in turn that it liquidate a portion of its investment portfolio). Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time (but is not required to) propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. Before deciding whether to make such a proposal, the Board of Directors would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of the conversion on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its shareholders, no action should be taken.

U.S. FEDERAL INCOME TAX MATTERS

[Chapman Tax to review.] The following is a description of certain U.S. federal income tax consequences to a Shareholder that acquires, holds and/or disposes of the Common Shares. This discussion reflects applicable income tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of U.S. federal income tax concerns affecting the Fund and its Shareholders, and the discussion set forth herein does not constitute tax advice. In addition, no attempt is made to present state, local or foreign tax concerns or tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Unless otherwise noted, this discussion assumes the Common Shares are held by U.S. persons and that such shares are held as capital assets. Investors are urged to consult their own tax advisors to determine the tax consequences to them before investing in the Fund.

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to Shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (collectively, the “90% income test”). If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to Shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years. The Fund initially intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution but may be subject to the excise tax from time to time depending upon distribution levels.

In addition to the 90% income test, the Fund must also diversify its holdings (commonly referred to as the “asset test”) so that, at the end of each quarter of its taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its Shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied.

A Shareholder will have all dividends and distributions automatically reinvested in the shares of the Fund (unless the Shareholder “opts out” of the Plan). For Shareholders subject to U.S. federal income tax, all dividends will generally be taxable regardless of whether the Shareholder takes them in cash or they are reinvested in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (determined without regard to the deduction for dividends paid) will generally be taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. However, a portion of such distributions derived from certain corporate dividends, if any, may qualify for either the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation for “qualified dividend income” available to non-corporate shareholders under Section 1(h)(11) of the Code, provided in each case certain holding period and other requirements are met. Distributions of net capital gain, if any, are generally taxable as long-term capital gain for U.S. federal income tax purposes without regard to the length of time a Shareholder has held shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a Shareholder as a tax-free return of capital, which is applied against and reduces the Shareholder’s basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the Shareholder’s basis in his, her, or its shares, the excess will be treated by the Shareholder as gain from the sale or exchange of such shares. The U.S. federal income tax status of all dividends and distributions will be designated by the Fund and reported to Shareholders annually. The Fund does not expect a significant portion of its dividends to qualify for the dividends received deduction or for qualified dividend income treatment.

The Fund intends to distribute all realized net capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to Shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a Shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the Shareholder’s gross income and the tax deemed paid by the Shareholder.

Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by Shareholders on December 31 of the calendar year in which it is declared.

If a Shareholder’s distributions are automatically reinvested in additional shares, for U.S. federal income tax purposes, the Shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the Shareholder would have received if the Shareholder had elected to receive cash, unless the distribution is in newly issued shares of the Fund that are trading at or above NAV, in which case the Shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the Shareholder receives.

The repurchase of shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received by the Shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A repurchase by the Fund of its shares from a Shareholder generally will be treated as a sale of the shares by a Shareholder provided that after the repurchase the Shareholder does not own, either directly or by attribution under Section 318 of the Code, any shares. If, after a repurchase a Shareholder continues to own, directly or by attribution, any shares, it is possible that any amounts received by such Shareholder in the repurchase will be taxable as a dividend to such Shareholder, and there is a risk that Shareholders who do not have any of their shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. Use of the Fund’s cash to repurchase shares could adversely affect the Fund’s ability to satisfy the distribution requirements for qualification as a regulated investment company. The Fund could also recognize income in connection with the liquidation of portfolio securities to fund Share repurchases. Any such income would be taken into account in determining whether the distribution requirements were satisfied.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, and (vi) adversely alter the intended characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to Shareholders. The Fund will monitor its investments and transactions and may make certain federal income tax elections where applicable in order to mitigate the effect of these provisions, if possible.

Investments in distressed debt obligations that are at risk of or in default may present special federal income tax issues for the Fund. The federal income tax consequences to a holder of such securities are not entirely certain. If the Fund’s characterization of such investments were successfully challenged by the IRS or the IRS issues guidance regarding investments in such securities, it may affect whether the Fund has made sufficient distributions or otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes and may affect the character of distributions as capital gain or ordinary income distributions.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its Shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that Shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Sales, exchanges and other dispositions of the Common Shares generally are taxable events for Shareholders that are subject to U.S. federal income tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Common Shares is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Gain or loss will generally be equal to the difference between the amount of cash and the fair market value of other property received and the Shareholder’s adjusted tax basis in the Common Shares sold or exchanged. Such gain or loss will generally be characterized as capital gain or loss and will be long-term if the Shareholder’s holding period for the Common Shares is more than one year and short-term if it is one year or less. However, any loss realized by a Shareholder upon the sale or other disposition of Common Shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such Common Shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell. The ability to deduct capital losses may be limited. In addition, losses on sales or other dispositions of Common Shares may be disallowed under the “wash sale” rules in the event that substantially identical stock or securities are acquired (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of Common Shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired.

Certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) is subject to a Medicare tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount is also subject to this tax. Dividends and capital gains distributed by the Fund, and gain realized on the sale of shares, will constitute investment income of the type subject to this tax.

Because the Fund does not expect to distribute dividends that would give rise to an adjustment to an individual’s alternative minimum taxable income, an investment in the Common Shares should not, by itself, cause the Shareholder to become subject to alternative minimum tax.

The Fund is required in certain circumstances to backup withhold at a current rate of 28% on reportable payments including dividends, capital gain distributions, and proceeds of sales or other dispositions of the shares paid to certain Shareholders who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a Shareholder may be refunded or credited against such Shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

This Prospectus does not address the U.S. federal income tax consequences to a non-U.S. Shareholder of an investment in the Common Shares. Non-U.S. Shareholders should consult their tax advisers concerning the tax consequences of ownership of Shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty if the investor provides proper certification of such status).

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations thereunder currently in effect as they directly govern the taxation of the Fund and its Shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the federal income tax rules applicable to the Fund can be found in the SAI, which is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes before making an investment in the Fund.

UNDERWRITERS

The underwriters named below (the “Underwriters”), acting through                  , have severally and not jointly agreed, subject to the terms and conditions of an underwriting agreement with the Fund and the Adviser (the “Underwriting Agreement”), to purchase from the Fund the number of Common Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all such shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriters	Number of Common Shares

Total:

If an Underwriter fails to purchase the Common Shares it has agreed to purchase, the Underwriting Agreement provides that one or more substitute underwriters may be found, the purchase commitments of the remaining Underwriters may be increased or the Underwriting Agreement may be terminated.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an additional        Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter’s initial commitment.

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and certain other conditions.

Investors purchasing Common Shares in this offering will not be charged a sales load. The Representatives have advised the Fund that the Underwriters may pay up to $     per Share from such commission to selected dealers who sell the Common Shares and that such dealers may reallow a concession of up to $     per Share to certain other dealers who sell Common Shares.

Investors must pay for any Common Shares purchased on or before                     , 2021.

The Adviser, and not the Fund, will pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the Representatives. There can be no assurance, however, that the price at which the Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Fund’s Common Shares are expected to be listed on the NYSE under the trading or ticker symbol “          ”, subject to notice of issuance.

In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

The Fund and the Adviser have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

The Fund has agreed not to offer, sell or register with the SEC any additional equity securities of the Fund, other than issuances (1) of Common Shares hereby, (2) of preferred shares or (3) pursuant to the Fund’s Dividend Reinvestment Plan, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering in each case in accordance with Regulation M under the Exchange Act. “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the Underwriters’ over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of the Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The Underwriters may also make “naked” short sales of the Common Shares in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering.

Stabilizing transactions consist of certain bids or purchases of Common Shares in the open market while the offering is in progress.

The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions and have therefore not been effectively placed by such syndicate member.

Any of these activities may have the effect of preventing or retarding a decline in the market price of the Common Shares. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NYSE or otherwise.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Certain Underwriters have performed investment banking and advisory services for the Adviser and its affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.

Additional Underwriter Compensation

The Adviser (and not the Fund) has agreed to pay, from its own assets, additional compensation of $     to the Underwriters in connection with this offering, which amount will not exceed      % of the total public offering price of the shares sold in this offering.

The Adviser (and not the Fund) has agreed to pay to each of                              , and                     from the Adviser’s own assets, a fee for advice relating to the structure, design and organization of the Fund as well as for services related to the sale and distribution of the Fund’s Common Shares in the amount of $        , $     , $      and $     , respectively. If the over-allotment option is not exercised, the structuring fee paid to each of                                       , and                     will not exceed   %,   %,   % and   %, respectively, of the total public offering price of the Common Shares sold in this offering. If the over-allotment option is exercised in full, the structuring fee paid to each of                       and                    will not exceed      %,     %,      % and      %, respectively, of the total public offering price of the Common Shares sold in this offering.

The Adviser (and not the Fund) also may pay certain qualifying underwriters from among those named in the table above a structuring fee, additional compensation or a sales incentive fee in connection with the offering.

The sum of all compensation to the Underwriters and                in connection with this public offering of Common Shares, including the structuring fees, sales incentive fees, if any, and all forms of additional payments to the Underwriters and              and certain other expenses, will not exceed          % of the total public offering price of the Common Shares sold in this offering.

ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

The Fund’s administrator is                     , an affiliate of the Fund’s transfer agent.                is a service company and SEC-registered transfer agent. Under the Administration, Bookkeeping and Pricing Services Agreement,                is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. The address of              . For its services, the Adviser pays             customary fees, out of its unified management fee, based on the Fund’s net assets plus out of pocket expenses.

                          , located at                               , will serve as the Fund’s custodian and will maintain custody of the securities and cash of the Fund. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the net assets of the Fund, plus certain charges for securities transactions.

                         , an affiliate of the Fund’s administrator, located at                , will serve as the Fund’s transfer agent, registrar, Plan Administrator and dividend disbursing agent.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, and for the Underwriters by                . Chapman and Cutler LLP and               may rely as to certain matters of Maryland law on the opinion of                     .

ADDITIONAL INFORMATION

The Fund will be subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a website at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund (when available), that file electronically with the SEC.

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s website (http://www.sec.gov).

                        Shares

RiverNorth SPAC Focus Fund, Inc.

Common Stock
$20.00 per Share

PROSPECTUS

                  , 2021

Until                  (25 days after the date of this Prospectus), all dealers that buy, sell or trade the shares of common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or other jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated March 24, 2021

RiverNorth SPAC Focus Fund, Inc.

Statement of Additional Information

RiverNorth SPAC Focus Fund, Inc. (the “Fund”) is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a newly organized, non-diversified, closed-end management investment company. The Fund’s investment objective is capital appreciation. RiverNorth Capital Management, LLC, the investment adviser of the Fund (“RiverNorth” or the “Adviser”) will attempt to achieve the Fund’s investment objectives by investing in a securities of special purpose acquisition companies. See “Investment Objectives, Strategies and Policies—Principal Investment Strategies” in the Fund’s Prospectus (as defined below). There is no assurance that the Fund will achieve its investment objectives.

This Statement of Additional Information (“SAI”) relating to the shares of common stock of the Fund (the “Common Shares”) is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated         (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus prior to purchasing such Common Shares. A copy of the Prospectus may be obtained without charge by calling the Fund at (844) 569-4750.

The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (“SEC”), Washington, D.C. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated                  .

INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund’s investment policies are not fundamental and may be changed without a vote of Common Shareholders. There can be no assurance the Fund’s investment objectives will be met.

Any investment restrictions herein that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund. However, the asset coverage requirement applicable to borrowings will be maintained as required under the 1940 Act.

The Fund’s primary investment objective and 80% policy (as set forth in the Prospectus) are considered fundamental. In addition, as a matter of fundamental policy, the Fund will not:

(1) borrow money, except as permitted under the 1940 Act, as it may be amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction, including, for the avoidance of doubt, SEC staff interpretations;

(2) issue senior securities, except as permitted under the 1940 Act, as it may be amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction, including, for the avoidance of doubt, SEC staff interpretations;

(3) purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in any single industry or group of industries;

(4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(6) purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act, as amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction, including, for the avoidance of doubt, SEC staff interpretations, or pursuant to an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time; or

(7) make loans, except as permitted under the 1940 Act, as it may be amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction, including, for the avoidance of doubt, SEC staff interpretations, or except as may be permitted by exemptive orders granted under the 1940 Act.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

Fundamental Investment Restriction (1)

The 1940 Act permits the Fund to borrow money in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions.

Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. For more information on leverage and the risks relating thereto, see “Risks—Structural Risk—Leverage Risks” in the Prospectus.

Fundamental Investment Restriction (2)

The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, credit default swaps, futures contracts, the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate assets or otherwise cover obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund (or, as the case may be, the 200% asset coverage requirement applicable to preferred stock issued by the Fund). However, forthcoming changes under Rule 18f-4 of the 1940 Act will, among other things, eliminate the current asset segregation framework the Fund initially intends to use by the third quarter of 2022. See “Investment Policies and Techniques—Derivatives—Segregation and Cover Requirements” below.

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Under the 1940 Act, the issuance of any other type of senior security by the Fund is subject to a requirement that provision is made that, (i) if on the last business day of each of 12 consecutive calendar months the asset coverage with respect to the senior security is less than 100%, the holders of such securities voting as a class shall be entitled to elect at least a majority of the Board with such voting right to continue until the asset coverage for such class of senior security is at least 110% on the last business day of each of 3 consecutive calendar months or, (ii) if on the last business day of each of 24 consecutive calendar months the asset coverage for such class of senior security is less than 100%, an event of default shall be deemed to have occurred.

Fundamental Investment Restriction (6)

The ability of the Fund to invest directly in commodities, and in certain commodity-related securities and other instruments, is subject to significant limitations in order to enable the Fund to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Fundamental Investment Restriction (7)

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

INVESTMENT POLICIES AND TECHNIQUES

The following describes certain investment practices and techniques in which the Fund may engage, and certain of the risks associated with such practices and techniques, and includes a discussion of the spectrum of investments that the Adviser in its discretion may, but is not required to, use in managing the Fund’s assets. Certain risks may only apply to a particular investment strategy of the Fund, or may apply to both investment strategies. The following descriptions supplement the descriptions of the investment objectives, policies, strategies and risks as set forth in the Fund’s Prospectus.

Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund’s performance.

Special Purpose Acquisition Companies. The Fund may invest in special purpose acquisition companies (“SPACs”). SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

SPAC Managers. A SPAC’s manager’s financial position could be negatively impacted due to a variety of factors, including investor redemptions, lower management fees and higher operating expenses. From time to time, a SPAC manager may be a party to lawsuits, which if resolved in an unfavorable manner for the SPAC’s manager, could have a material impact on the SPAC’s manager’s financial position. To the extent a SPAC’s manager’s financial position is less stable, it may have difficulty retaining certain key investment professionals, which could negatively impact the SPAC’s manager’s ability to help a SPAC consummate its initial business combination.

SPAC Business Combinations. A SPAC’s initial stockholders may have agreed to vote the shares held by them in favor of the SPAC’s initial business combination. As a result, in addition to a SPAC’s initial stockholders’ shares, a SPAC may need only a minority of the shares sold in a public offering to be voted in favor of its initial business combination in order to have such initial business combination approved. A SPAC’s directors and officers may have entered into letter agreements similar to the one signed by its initial stockholders with respect to public shares acquired by them, if any. Accordingly, if such a SPAC were to seek stockholders approval of its initial business combination, it is more likely that the necessary stockholders’ approval will be received than would be the case if such persons agreed to vote their shares in accordance with the majority of the votes cast by its public stockholders.

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Additionally, a SPAC may seek to enter into a business combination transaction agreement with a prospective target that requires as a closing condition that the SPAC have a minimum net worth or a certain amount of cash. If too many of such SPAC’s public stockholders exercise their redemption rights, the SPAC would not be able to meet such closing condition and, as a result, would not be able to proceed with the business combination. Furthermore, a SPAC would not normally redeem its public shares in an amount that would cause its net tangible assets, after payment of the deferred underwriting commissions, to be less than $5,000,001 (so that it does not then become subject to the SEC’s “penny stock” rules), or any greater net tangible asset or cash requirement which may be contained in the agreement relating to its initial business combination. Consequently, if accepting all properly submitted redemption requests would cause a SPAC’s net tangible assets to be less than $5,000,001 or such greater amount necessary to satisfy a closing condition as described above, the SPAC would not normally proceed with such redemption and the related business combination and may instead search for an alternate business combination. Prospective targets will be aware of these risks and, thus, may be reluctant to enter into a business combination transaction with a SPAC.

If a SPAC seeks stockholder approval of its initial business combination and it does not conduct redemptions in connection with its initial business combination pursuant to the tender offer rules, its sponsor, directors, officers, advisors or any of their affiliates may purchase shares or public warrants or a combination thereof in privately negotiated transactions or in the open market either prior to or following the completion of its initial business combination. Such a purchase may include a contractual acknowledgement that such public stockholder, although still the record holder of the SPAC’s shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that a SPAC’s sponsor, directors, officers, advisors or any of their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling public stockholders would normally be required to revoke their prior elections to redeem their shares. The price per share paid in any such transaction may be different than the amount per share a public stockholder would receive if it elected to redeem its shares in connection with a SPAC’s initial business combination. The purpose of such purchases could be to vote such shares in favor of the business combination and thereby increase the likelihood of obtaining stockholder approval of its initial business combination or to satisfy a closing condition in an agreement with a target that requires the SPAC to have a minimum net worth or a certain amount of cash at the closing of its initial business combination, where it appears that such requirement would otherwise not be met. The purpose of any such purchases of public warrants could be to reduce the number of public warrants outstanding or to vote such warrants on any matters submitted to the warrantholders for approval in connection with a SPAC’s initial business combination. Any such purchases of a SPAC’s securities may result in the completion of its initial business combination that may not otherwise have been possible. Any such purchases are required to be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements.

In addition, if such purchases are made, the public “float” of a SPAC’s common stock and the number of beneficial holders of its securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of its securities on a national securities exchange.

SPAC Redemptions. A SPAC is required to comply with the tender offer rules or proxy rules, as applicable, when conducting redemptions in connection with its initial business combination. Despite compliance with these rules, if a stockholder fails to receive a SPAC’s tender offer or proxy materials, as applicable, such stockholder may not become aware of the opportunity to redeem its shares. In addition, the tender offer documents or proxy materials, as applicable, that a SPAC furnishes to holders of its public shares in connection with its initial business combination will describe the various procedures that must be complied with in order to validly tender or redeem public shares. For example, a SPAC may require its public stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” to either tender their certificates to the SPAC’s transfer agent prior to the date set forth in the tender offer documents mailed to such holders, or to deliver their shares to the transfer agent electronically. In the event that a stockholder fails to comply with these or any other procedures, its shares may not be redeemed.

SPAC’s Under Federal and State Laws. The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because a SPAC’s common stock and warrants are typically listed on a national securities exchange, a SPAC’s units, common stock and warrants will typically qualify as covered securities under such statute. Although the states are preempted from regulating the sale of such securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. Certain state securities regulators may view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if a SPAC were no longer listed on a national securities exchange, its securities would not qualify as covered securities under such statute and it would be subject to regulation in each state in which it offers its securities.

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Since the net proceeds of a SPAC’s initial public offering and the private placement of its securities are intended to be used to complete an initial business combination with a target business that has not been identified, a SPAC may be deemed to be a “blank check” company under the U.S. securities laws. However, because certain SPACs will have net tangible assets in excess of $5,000,000 upon the successful completion of their securities offerings and file Current Reports on Form 8-K, including audited balance sheets demonstrating this fact, these SPACs are exempt from rules promulgated by the SEC to protect investors in blank check companies, such as Rule 419. Accordingly, investors in such SPACs will not be afforded the benefits or protections of those rules. Among other things, this means such SPAC’s units will be immediately tradable and it will have a longer period of time to complete its initial business combination than do companies subject to Rule 419. Moreover, if a SPAC’s initial public offering were subject to Rule 419, that rule would prohibit the release of any interest earned on funds held in the SPAC’s trust account to the SPAC unless and until the funds in the trust account were released to the SPAC in connection with its completion of its initial business combination.

Low Account Funds Risk. The funds available to a SPAC outside of the its trust account may not be sufficient to allow it to operate for at least the period before the SPAC’s Initial Acquisition Deadline, assuming that its initial business combination is not completed during that time. A SPAC is likely to incur significant costs in pursuit of its acquisition plans. A SPAC may not be able to raise additional financing necessary to fund its expenses. Any such event in the future may negatively impact the analysis regarding a SPAC’s ability to continue as a going concern at such time.

There can be no assurance that the funds available to a SPAC outside of its trust account will be sufficient to pay expenses. Of the funds available to a SPAC, it could use a portion of the funds to pay fees to consultants to assist the SPAC with its search for a target business. A SPAC could also use a portion of the funds as a down payment or to fund a “no-shop” provision (a provision in letters of intent designed to keep target businesses from “shopping” around for transactions with other companies or investors on terms more favorable to such target businesses) with respect to a particular proposed business combination. If a SPAC entered into a letter of intent where it paid for the right to receive exclusivity from a target business and were subsequently required to forfeit such funds, a SPAC might not have sufficient funds to continue searching for, or conduct due diligence with respect to, a target business. If a SPAC is unable to complete its initial business combination, its public stockholders may receive only approximately the initial public offering price per share (typically $10), or less in certain circumstances, on the liquidation of its trust account, and its warrants will expire worthless.

In the event that the proceeds in a SPAC’s trust account are reduced below the lesser of: (1) the initial public offering price per share (typically $10); or (2) such lesser amount per share held in the SPAC’s trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay a SPAC’s franchise and income taxes, and a SPAC’s sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, a SPAC’s independent directors would determine whether to take legal action against its sponsor to enforce its indemnification obligations. While a SPAC’s independent directors may take legal action on its behalf against its sponsor to enforce the sponsor’s indemnification obligations to the SPAC, it is possible that its independent directors in exercising their business judgment and subject to their fiduciary duties may choose not to do so in certain instances. If a SPAC’s independent directors choose not to enforce these indemnification obligations, the amount of funds in the SPAC’s trust account available for distribution to its public stockholders may be reduced below the initial public offering price per share (typically $10).

SPAC’s in Bankruptcy. If, before distributing the proceeds in the SPAC’s trust account to its public stockholders, it files a bankruptcy petition or an involuntary bankruptcy petition is filed against a SPAC that is not dismissed, the proceeds held in the SPAC’s trust account could be subject to applicable bankruptcy law, and may be included in its bankruptcy estate and subject to the claims of third parties with priority over the claims of the SPAC’s stockholders. To the extent any bankruptcy claims deplete the SPAC’s trust account, the per share amount that would otherwise be received by its public stockholders in connection with its liquidation would be reduced.

If, after a SPAC distributes the proceeds in the SPAC’s trust account to its public stockholders, it files a bankruptcy petition or an involuntary bankruptcy petition is filed against a SPAC that is not dismissed, any distributions received by its stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover some or all amounts received by a SPAC’s stockholders. In addition, a SPAC’s board of directors may be viewed as having breached its fiduciary duty to its creditors and/or having acted in bad faith by paying public stockholders from the SPAC’s trust account prior to addressing the claims of creditors, thereby exposing itself and the SPAC to claims of punitive damages.

Investment Companies. If a SPAC is deemed to be an investment company under the 1940 Act, its activities may be restricted, including:

•	restrictions on the nature of its investments; and

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•	restrictions on the issuance of securities;

each of which may make it difficult for it to complete its initial business combination.

In addition, a SPAC may have imposed upon it burdensome requirements, including:

•	registration as an investment company with the SEC;

•	adoption of a specific form of corporate structure; and

•	reporting, record keeping, voting, proxy and disclosure requirements and compliance with other rules and regulations.

It is not expected that a SPAC’s anticipated principal activities will subject it to the 1940 Act. The proceeds held in a SPAC’s trust account may generally be invested by the trustee only in U.S. government treasury bills with a maturity of 180 days or less or in money market funds investing solely in U.S. treasuries and meeting certain conditions under Rule 2a-7 under the 1940 Act. Because the investment of the proceeds will typically be restricted to these instruments, a SPAC will, under normal conditions, meet the requirements for the exemption provided in Rule 3a-1 promulgated under the 1940 Act. If a SPAC were deemed to be subject to the 1940 Act, compliance with these additional regulatory burdens would require additional expenses for which a SPAC may not have allotted funds and may hinder its ability to consummate its initial business combination. If a SPAC is unable to complete its own initial business combination, its public stockholders may receive only the initial public offering price per share (typically $10), or less in certain circumstances, on the liquidation of a SPAC’s trust account, and its warrants will expire worthless.

Third Parties Associated with SPACs. Under the certain jurisdictions in which a SPAC may be organized, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of a SPAC’s trust account distributed to its public stockholders upon the redemption of its public shares in the event it does not complete its initial business combination before its Initial Acquisition Deadline may be considered a liquidating distribution under such jurisdiction’s law.

A SPAC’s jurisdiction of organization may require a SPAC to make provision for the payment of potential claims against for some period of time following its dissolution. However, because a SPAC is a blank check company, rather than an operating company, and its operations will normally be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from its vendors (such as lawyers, investment bankers, consultants, etc.) or prospective target businesses. Under the laws of certain jurisdictions (including Delaware) under which a SPAC may be organized and assuming the SPAC complies fully with such laws, any liability of stockholders with respect to a liquidating distribution may be limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would likely be barred after the third anniversary of the dissolution. There can be no assurance that a SPAC will properly assess all claims that may be potentially brought against it. As such, a SPAC’s stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of its stockholders may extend beyond the third anniversary of such date.

Risks Associated with SPACs Status as a Corporation. A SPAC may not hold an annual meeting of stockholders until after it consummates its initial business combination (unless required by its securities exchange) and thus may not be in compliance with applicable law. Therefore, if a SPAC’s stockholders want a SPAC to hold an annual meeting prior to its consummation of its initial business combination, under the laws of certain jurisdictions under which the SPAC may be organized, they may attempt to force it to hold one by submitting an application to applicable court in the SPAC’s jurisdiction of organization.

A SPAC may not register the shares of common stock issuable upon exercise of its warrants under the Securities Act or any state securities laws at the time of its initial public offering. However, certain SPACs agree to use their best efforts to file a registration statement under the Securities Act covering the issuance of such shares and maintain a current prospectus relating to the common stock issuable upon exercise of their warrants, until the expiration of the warrants in accordance with the terms of the warrants. There can be no assurance that a SPAC will be able to do so if, for example, any facts or events arise which represent a fundamental change in the information set forth in the registration statement or prospectus, the financial statements contained or incorporated by reference therein are not current, complete or correct or the SEC issues a stop order. If the shares issuable upon exercise of a SPAC’s warrants are not registered under the Securities Act, it will generally be required to permit holders to exercise their warrants on a cashless basis. However, no warrant will be exercisable for cash or on a cashless basis, and a SPAC generally will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder or an exemption from registration is available. In such a situation, the Fund would be forced to exercise its warrants, if any, in the SPAC on a cashless basis, which would reduce the amount of shares the Fund would receive if it had exercised with cash, or risk its warrants expiring worthless.

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In order to effectuate an initial business combination, blank check companies have, in the recent past, amended various provisions of their charters and modified governing instruments, including their warrant agreements. For example, blank check companies have amended the definition of business combination, increased redemption thresholds extended the time to consummate an initial business combination and, with respect to their warrants, amended their warrant agreements to require the warrants to be exchanged for cash and/or other securities. There can be no assurance that a SPAC will not seek to amend its organizational documents or extend the time to consummate an initial business combination in order to effectuate its initial business combination.

Registering Private Placement SPAC Shares. Pursuant to certain registration rights agreements SPACs may enter into with their initial stockholders, certain SPAC’s initial stockholders and their permitted transferees can demand that it register the resale of their founder shares after those shares convert to shares of its common stock at the time of its initial business combination. In addition, a SPAC’s sponsor and its permitted transferees may have the ability to demand that it register the resale of its private placement warrants and the shares of its common stock issuable upon exercise of the private placement warrants, and holders of warrants that may be issued upon conversion of working capital loans may demand that it register the resale of such warrants or its common stock issuable upon exercise of such warrants. A SPAC will typically bear the cost of registering these securities. The registration and availability of such a significant number of securities for trading in the public market may have an adverse effect on the market price of a SPAC’s common stock. In addition, the existence of the registration rights may make a SPAC’s initial business combination more costly or difficult to complete. This is because the stockholders of the target business may increase the equity stake they seek in the combined entity or ask for more cash consideration to offset the negative impact on the market price of the SPAC’s common stock that is expected when the common stock owned by its initial stockholders or their permitted transferees, the private placement warrants owned by its sponsor or warrants issued in connection with working capital loans are registered for resale.

The Board of Directors, Officers and Key Personnel of a SPAC. Unless a SPAC completes its initial business combination with an affiliated entity or its board cannot independently determine the fair market value of the target business or businesses, a SPAC is typically not required to obtain an opinion from an independent investment banking firm that is a member of FINRA or from an independent accounting firm that the price the SPAC is paying is fair to the SPAC from a financial point of view. If no opinion is obtained, a SPAC’s stockholders will be relying on the judgment of its board of directors. The standards used will be disclosed in its tender offer documents or proxy solicitation materials, as applicable, related to its initial business combination.

A SPAC’s officers and directors are generally not required to, and may not, commit their full time to the SPAC’s affairs, which may result in a conflict of interest in allocating their time between its operations and its search for a business combination and their other businesses. A SPAC generally does not have any full-time employees prior to the completion of its initial business combination. Each of a SPAC’s officers may be engaged in several other business endeavors for which he or she may be entitled to substantial compensation, and a SPAC’s officers are generally not obligated to contribute any specific number of hours per week to its affairs. A SPAC’s independent directors may also serve as officers or board members for other entities. If a SPAC’s officers’ and directors’ other business affairs require them to devote substantial amounts of time to such affairs in excess of their current commitment levels, it could limit their ability to devote time to the SPAC’s affairs which may have a negative impact on its ability to complete its initial business combination.

A SPAC’s ability to successfully effect its initial business combination is dependent upon the efforts of its key personnel. The role of a SPAC’s key personnel in the target business, however, cannot presently be ascertained. Although some of a SPAC’s key personnel may remain with the target business in senior management or advisory positions following its initial business combination, it is possible that some or all of the management of the target business will remain in place. Even if a SPAC closely scrutinizes any individuals it engages with after its initial business combination, there can be no assurance that a SPAC’s assessment of these individuals will prove to be correct. These individuals may be unfamiliar with the requirements of operating a company regulated by the SEC, which could cause a SPAC to have to expend time and resources helping them become familiar with such requirements.

A SPAC’s key personnel may be able to remain with the company after the completion of its initial business combination only if they are able to negotiate employment or consulting agreements in connection with the business combination. Such negotiations would take place simultaneously with the negotiation of the business combination and could provide for such individuals to receive compensation in the form of cash payments and/or a SPAC’s securities for services they would render to the SPAC after the completion of the business combination. The personal and financial interests of such individuals may influence their motivation in identifying and selecting a target business. There is no certainty that any of a SPAC’s key personnel will remain with it after the completion of its initial business combination. There can be no assurance that any of a SPAC’s key personnel will remain in senior management or advisory positions with it. The determination as to whether any of a SPAC’s key personnel will remain with it will generally be made at the time of its initial business combination.

Following the completion of its initial public offering and until a SPAC consummates its initial business combination, a SPAC will generally engage in the business of identifying and combining with one or more businesses. A SPAC’s sponsor and officers and directors may be, or may in the future become, affiliated with entities that are engaged in a similar business.

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A SPAC’s officers and directors may have, and any of them in the future may have additional, fiduciary or contractual obligations to another entity pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. Accordingly, if any of a SPAC’s officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor these obligations to present such business combination opportunity to such entity, and only present it to the SPAC if such entity rejects the opportunity. These conflicts may not be resolved in a SPAC’s favor and a potential target business may be presented to another entity prior to its presentation to the SPAC. A SPAC’s organizational documents may provide that it renounce its interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the SPAC and such opportunity is one the SPAC is legally and contractually permitted to undertake and would otherwise be reasonable for it to pursue.

A SPAC may not have adopted a policy that expressly prohibits its directors, officers, security holders or affiliates from having a direct or indirect pecuniary or financial interest in any investment to be acquired or disposed of by it or in any transaction to which it is a party or has an interest. In fact, a SPAC may enter into a business combination with a target business that is affiliated with its sponsor, its directors or officers. A SPAC also may not have a policy that expressly prohibits any such persons from engaging for their own account in business activities of the types conducted by the SPAC. Accordingly, such persons or entities may have a conflict between their interests and the SPAC’s.

In particular, affiliates of a SPAC’s sponsor may have invested in a broad array of sectors. As a result, there may be substantial overlap between companies that would be a suitable business combination for a SPAC and companies that would make an attractive target for such other affiliates.

Because of the potential involvement of a SPAC’s sponsor, officers and directors with other entities, a SPAC may decide to acquire one or more businesses affiliated with its sponsor, officers and directors. A SPAC’s officers and directors may also serve as officers and board members for other entities. Such entities may compete with the SPAC for business combination opportunities. The terms of the business combination with one or more domestic or international businesses affiliated with a SPAC’s sponsor, officers or directors may not be as advantageous to its public stockholders as they would be absent any conflicts of interest.

Assessing a Prospective Business. When evaluating the desirability of effecting its initial business combination with a prospective target business, a SPAC’s ability to assess the target business’s management may be limited due to a lack of time, resources or information. A SPAC’s assessment of the capabilities of the target’s management, therefore, may prove to be incorrect and such management may lack the skills, qualifications or abilities the SPAC originally suspected. Should the target’s management not possess the skills, qualifications or abilities necessary to manage a public company, the operations and profitability of the post-combination business may be negatively impacted. Accordingly, any stockholders or warrant holders who choose to remain a stockholder or warrant holder following a SPAC’s initial business combination could suffer a reduction in the value of their securities. Such stockholders or warrant holders are unlikely to have a remedy for such reduction in value.

The officers and directors of an acquisition candidate may resign upon completion of a SPAC’s initial business combination. The departure of a business combination target’s key personnel could negatively impact the operations and profitability of a SPAC’s post-combination business. The role of an acquisition candidate’s key personnel upon the completion of its initial business combination cannot be fully ascertained in advance of the SPAC’s initial business combination. Although it is possible that certain members of an acquisition candidate’s management team will remain associated with the acquisition candidate following the initial business combination, it is possible that members of the management of an acquisition candidate will not wish to remain in place.

Maintaining a Business. A SPAC may structure its initial business combination so that the post-transaction company in which its public stockholders own shares will own less than 100% of the equity interests or assets of a target business, but it will generally only complete such business combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the 1940 Act. A SPAC will generally not consider any transaction that does not meet such criteria. Even if the post-transaction company owns 50% or more of the voting securities of the target, a SPAC’s stockholders prior to its initial business combination may collectively own a minority interest in the post business combination company, depending on valuations ascribed to the target and the SPAC in the initial business combination. For example, a SPAC could pursue a transaction in which it issues a substantial number of new shares of common stock in exchange for all of the outstanding capital stock of a target. In this case, a SPAC would acquire a 100% interest in the target. However, as a result of the issuance of a substantial number of new shares of common stock, such SPAC’s stockholders immediately prior to such transaction could own less than a majority of its outstanding shares of common stock subsequent to such transaction. In addition, other minority stockholders may subsequently combine their holdings resulting in a single person or group obtaining a larger share of the company’s stock than initially anticipated. Accordingly, this may make it more likely that a SPAC’s management will not be able to maintain its control of the target business.

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SPAC’s Lack of Redemption Threshold. Certain SPAC’s organizational documents may not provide a specified maximum redemption threshold, except for an amount of redemptions that would cause such SPAC’s net tangible assets, after payment of any deferred underwriting commissions, to be less than $5,000,001 (such that it does not then become subject to the SEC’s “penny stock” rules), or any greater net tangible asset or cash requirement that the SPAC may be subject to relating to its initial business combination. As a result, a SPAC may be able to complete its initial business combination even though a substantial majority of its public stockholders do not agree with the transaction and have redeemed their shares or, if the SPAC seeks stockholder approval of its initial business combination and does not conduct redemptions in connection with its initial business combination pursuant to the tender offer rules, have entered into privately negotiated agreements to sell their shares to its sponsor, officers, directors, advisors or any of their affiliates. In the event the aggregate cash consideration a SPAC would be required to pay for all shares of common stock that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the proposed business combination exceed the aggregate amount of cash available to the SPAC, it generally will not complete the business combination or redeem any shares, all shares of common stock submitted for redemption will be returned to the holders thereof, and it instead may search for an alternate business combination.

Warrants Issued by SPACs. A SPAC typically has the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a nominal price per warrant, provided that the last reported sales price of its common stock equals or exceeds a certain dollar threshold per share (typically $18.00, as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like and for certain issuances common stock and equity-linked securities) for a certain specified period before the SPAC sends the notice of redemption to its warrant holders. If and when the warrants become redeemable by the SPAC, it may generally exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding warrants could force the Fund to: (1) exercise the Fund’s warrants and pay the exercise price therefor at a time when it may be disadvantageous for the Fund to do so (2) sell the Fund’s warrants at the then-current market price when the Fund might otherwise wish to hold the warrants; or (3) accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of the Fund’s warrants.

Delay in Business Combination. The federal proxy rules require that a proxy statement with respect to a vote on a business combination meeting certain financial significance tests include historical and/or pro forma financial statement disclosure in periodic reports. These financial statements may be required to be prepared in accordance with, or be reconciled to, accounting principles generally accepted in the United States of America, or GAAP, or international financial reporting standards as issued by the International Accounting Standards Board, or IFRS, depending on the circumstances and the historical financial statements may be required to be audited in accordance with the standards of the Public Company Accounting Oversight Board (United States), or PCAOB. These financial statement requirements may limit the pool of potential target businesses a SPAC may acquire because some targets may be unable to provide such financial statements in time for it to disclose such financial statements in accordance with federal proxy rules and complete its initial business combination within the prescribed time frame.

SPACs and Foreign Investments. If a SPAC’s management team pursues a company with operations or opportunities outside of the United States for its initial business combination, it would be subject to risks associated with cross-border business combinations, including in connection with investigating, agreeing to and completing its initial business combination, conducting due diligence in a foreign market, having such transaction approved by any local governments, regulators or agencies and changes in the purchase price based on fluctuations in foreign exchange rates.

If a SPAC effects its initial business combination with such a company, it would be subject to any special considerations or risks associated with companies operating in an international setting. A SPAC may not be able to adequately address these additional risks. If a SPAC is unable to do so, it may be unable to complete such combination or, if it completes such combination, its operations might suffer, either of which may adversely impact its results of operations and financial condition.

Below Investment Grade Securities. The Fund may invest in below investment grade securities, which are commonly referred to as “junk” or “high yield” securities. These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower-rated securities will default than issuers of higher-rated securities. Issuers of lower-rated securities generally are less creditworthy and may be highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, below investment grade securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the fund would experience a decrease in income and a decline in the market value of its investments. The Fund also may incur additional expenses in seeking recovery from the issuer.

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Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher-rated securities. Although certain below investment grade securities may be less sensitive to interest rate changes than investment grade securities, below investment grade securities generally are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

Liquidity. There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher-rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, lower-rated securities may be required to be sold at substantial losses or retained indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of below investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular below investment grade security.

New Legislation. Future legislation may have a possible negative impact on the market for below investment grade securities.

Borrowing. The Fund may borrow funds and/or issue preferred stock, notes or other debt securities to the extent permitted by the 1940 Act for investment and other purposes, such as for satisfying Common Share repurchase requests (if any) or to otherwise provide the Fund with liquidity. The Fund’s use of leverage may include borrowing through a line of credit with a bank or other financial institution. In addition, the Fund may enter into derivative and other transactions that have the effect of leverage. Under the requirements of the 1940 Act, the Fund, immediately after any borrowing, must have an “asset coverage” of at least 300% (i.e., such indebtedness may not exceed 33-1/3% of the value of the Fund’s total assets including the amount borrowed). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Under the 1940 Act, the Fund is also not permitted to issue preferred stock unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Fund’s total assets).

The use of borrowing and other leverage by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing may be fixed by the terms of the Fund’s agreement with its lender, the net asset value (“NAV”) per Common Share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not use leverage. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to establish and maintain a borrowing facility, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage. See “Use of Leverage” and “ Risks—Structural Risk—Leverage Risks” in the Fund’s Prospectus.

Derivatives. The Fund may utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing return. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors or collars, (collectively, all the above are called “Derivative Transactions”). In addition, Derivative Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Derivative Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Derivative Transactions may also be used to enhance potential gain. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Derivative Transaction is a function of numerous variables including, but not limited to, market conditions. The ability of the Fund to utilize these Derivative Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund’s use of Derivative Transactions may also be limited by the requirements of the Code for qualification as a regulated investment company for U.S. federal income tax purposes. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Derivative Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund. See forthcoming changes to the current asset segregation framework the Fund initially intends to use as described below under “—Segregation and Cover Requirements.”

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Derivative Transactions, including derivative contracts, have risks associated with them including, but not limited to, possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Derivative Transactions could result in losses greater than if they had not been used. Use of Derivative Transactions may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than or lower than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell.

The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the position the Fund is attempting to hedge. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to reduce the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Derivative Transactions would reduce NAV, and possibly income, and such losses can be greater than if the Derivative Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivative Transactions involving options require segregation of Fund assets in special accounts, as described below under “—Segregation and Cover Requirements.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

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The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of “A-1” from Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”) or “P-1” from Moody’s Investor Services, Inc. (“Moody’s”) or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency options, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, corporate debt securities and equity securities (including convertible securities) that are traded on U.S. securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. However, see forthcoming changes to the current asset segregation framework the Fund initially intends to use as described below under “—Segregation and Cover Requirements.” Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, corporate debt securities and equity securities (including convertible securities), whether or not it holds the above securities in its portfolio, and on securities indices and futures contracts other than futures on individual corporate debt and individual equity securities. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or equity market changes or to enhance returns. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

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Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Swaps, Caps, Floors and Collars. Among the Derivative Transactions into which the Fund may enter are interest rate, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Fund believes such obligations do not, as of the date of this statement of additional information, constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. However, see forthcoming changes to the current asset segregation framework the Fund initially intends to use as described below under “—Segregation and Cover Requirements.” If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation. Credit default swap transactions are either “physical delivery” settled or “cash” settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

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Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risks, each as further described below. Moreover, if the Fund is a buyer, it will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of leverage since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Accordingly, when the Fund acts as a seller of a credit default swap agreement, it will segregate assets equal to the full notional amount of the reference obligation. However, see forthcoming changes to the current asset segregation framework the Fund initially intends to use as described below under “—Segregation and Cover Requirements.”

A credit default index swap is a swap on an index of credit default swaps. Credit default index swaps allow an investor to manage credit risk or to take a position on a basket of credit default swaps (or other instruments) in a more efficient manner than transacting in single name credit default swaps. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for payment of the notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security, reference rate, or index. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument, but may involve a formula that multiplies the effect of certain aspects of the performance of that instrument, so that the performance of the derivative is more or less volatile than that of the underlying instrument.

The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will move in the same direction as the value of the structured note at maturity or of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.

Commodity-Linked Derivatives. The Fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as “commodity-linked” or “index-linked” notes. These instruments are sometimes referred to as “structured notes” because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as the Fund.

The values of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose the Fund economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.

Structured notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation, which may provide the Fund with a desired degree of diversity. Of course, there can be no guarantee that the Fund’s commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. These notes, in addition to fluctuating in response to changes in the underlying commodity assets, will be subject to credit and interest rate risks that typically affect debt securities.

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The commodity-linked instruments may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Adviser’s decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of the Fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

Commodity-linked derivatives are generally hybrid instruments which are excluded from regulation under the Commodity Exchange Act (the “CEA”) and the rules thereunder. Additionally, from time to time the Fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.

Segregation and Cover Requirements. As an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and other transactions. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of a fund’s investment in such investments) even if they are covered. To the extent that a fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing leverage for purposes of the requirements under the 1940 Act; and, therefore, a fund may not enter into any such transactions if the fund’s leverage would thereby exceed the limits of the 1940 Act. The Fund may employ a combination of segregation and cover with respect to any particular derivative or other transaction.

The Fund’s derivative transactions are generally subject to earmarking and coverage requirements of either the Commodity Futures Trading Commission (the “CFTC”) or the SEC, with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund intends to designate on its books and records on an ongoing basis, cash or liquid securities in an amount at least equal to the Fund’s obligations with respect to such instruments. Such amounts may fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so and otherwise restrict portfolio management.

In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian of the Fund in accordance with established procedures. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price.

Over-the-counter options entered into by the Fund, including those on securities, financial instruments or indexes, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit the initial margin and, in some instances, the daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund’s net obligation, if any.

In the case of forward currency contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.

In the case of swaps that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional amount of the swaps while the positions are open. With respect to swaps that cash settle, however, the Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the swaps, if any, rather than their full notional amount.

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Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The use of segregation and cover does not eliminate the risk of loss on a derivative or other leveraging position.

Notwithstanding the foregoing, the current framework for asset segregation described above will no longer apply to the Fund by the third quarter of 2022. On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose new limits on the amount of derivatives and short sales that the Fund can enter into; eliminate the asset segregation framework the Fund initially intends to use to comply with Section 18 of the 1940 Act; treat certain derivatives as senior securities so that a failure to comply with the limits might be alleged by a regulator to be a statutory violation; and potentially require the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The extent of the impact of such new regulations on the Fund, including the ability of the Fund to continue to utilize derivatives and short sales in an amount similar to its intended initial use of such transactions, remains uncertain as of the date of this statement of additional information.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Derivative Transaction, as part of a single or combined strategy when, in the opinion of the Adviser it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objectives.

Regulation as a “Commodity Pool.” The CFTC has adopted amendments to CFTC Rule 4.5 which requires operators of registered investment companies to either limit such investment companies’ use of futures, options on futures and swaps or register as a commodity pool operator (“CPO”) and submit to dual regulation by the CFTC and the SEC. In order to be able to comply with the exclusion from the CPO definition pursuant to CFTC Rule 4.5 with respect to the Fund, the Adviser must limit the Fund’s transactions in commodity futures, commodity option contracts and swaps for non-hedging purposes by either (a) limiting the aggregate initial margin and premiums required to establish non-hedging commodities positions to not more than 5% of the liquidation value of the Fund’s portfolio after taking into account unrealized profits and losses on any such contract or (b) limiting the aggregate net notional value of non-hedging commodities positions to not more than 100% of the liquidation value of the Fund’s portfolio after taking into account unrealized profits and losses on such positions. In the event that the Fund’s investments in such instruments exceed such thresholds, the Adviser would no longer be excluded from the CPO definition and may be required to register as a CPO. In the event the Adviser is required to register as a CPO, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund. The Adviser has claimed an exclusion from the definition of a CPO with respect to the Fund under the amended rules. The Fund reserves the right to engage in transactions involving futures, options thereon and swaps in accordance with the Fund’s policies. The Fund does not anticipate that it will invest in commodity futures, commodity options contracts and swaps to an extent or in a manner that would require the Adviser to register as a CPO in connection with its management of the Fund.

Exchange-Traded Funds. The Fund may invest in a range of exchange-traded funds (“ETFs”). When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its Common Shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s Common Share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 25,000 or 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

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There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector. See “Additional Risks of Investing in the Fund—ETFs Risk.”

Illiquid Securities and Restricted Securities. Certain securities may be subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold: (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (“1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid. The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Investment Company Securities. The Fund may invest in the securities of ETFs registered under the 1940 Act (the “Investment Companies”), to the extent permitted under applicable law and subject to certain restrictions.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an Investment Company in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Investment Company, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Investment Company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. These limits may be exceeded when permitted under Rule 12d1-4. The Fund intends to rely on Section 12(d)(1)(F) of the 1940 Act, which provides that the provisions of paragraph 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Investment Company is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges, or Rule 12d1-4.

In addition, to comply with provisions of the 1940 Act, in any matter upon which Investment Company stockholders are solicited to vote, the Adviser may be required to vote Investment Company shares in the same proportion as shares held by other stockholders of the Investment Company.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of Investment Company securities results in the layering of expenses as Common Shareholders would indirectly bear a proportionate share of the operating expenses of such Investment Companies, including advisory fees, in addition to paying Fund. In addition, the securities of Investment Companies may also be leveraged and will therefore will be subject to certain leverage risks. The NAV and market value of leveraged securities will be more volatile and the yield to Common Shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment Companies may also have investment policies that differ from those of the Fund.

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Under certain circumstances an open-end investment company in which the Fund invests may determine to make a payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Adviser determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, an underlying fund may be purchasing shares of an issuer whose shares are being sold by another underlying fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose. See also “—Exchange Traded Funds.”

Investment Grade Debt Securities. Investment grade securities are those rated “Baa” or higher by Moody’s or “BBB” or higher by S&P or rated similarly by another NRSRO or, if unrated, judged to be of equivalent quality as determined by the Adviser. Moody’s considers bonds it rates “Baa” to have speculative elements as well as investment-grade characteristics. To the extent that the Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Temporary Investments and Defensive Position. During the period where the net proceeds of this offering of Common Shares are being invested or during periods in which the Adviser determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other securities. The Adviser’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impracticable to do so generally will occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objectives.

Cash and cash equivalents are defined to include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association; and (d) the Student Loan Marketing Association. While the U.S. Government typically provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation (“FDIC”) regulations, the maximum insurance payable as to any one certificate of deposit is $250,000, therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund’s policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

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(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5) The Fund may invest in bankers’ acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(6) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(7) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act.

Additional Risks of Investing in the Fund

Below Investment Grade Securities Risk. The Fund may invest in below investment grade securities, which are commonly referred to as “junk” or “high yield” securities. These securities are considered to be high-risk investments. The risks include the following:

These securities are regarded as predominately speculative. There is a greater risk that issuers of lower-rated securities will default than issuers of higher-rated securities. Issuers of lower-rated securities generally are less creditworthy and may be highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, below investment grade securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments. The Fund also may incur additional expenses in seeking recovery from the issuer.

The income and market value of lower-rated securities may fluctuate more than higher-rated securities. Although certain below investment grade securities may be less sensitive to interest rate changes than investment grade securities, below investment grade securities generally are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher-rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, lower-rated securities may be required to be sold at substantial losses or retained indefinitely even where an issuer’s financial condition is deteriorating.

Credit quality of below investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular below investment grade security.

Future legislation may have a possible negative impact on the market for below investment grade securities. Because of the substantial risks associated with below investment grade securities, you could lose money on your investment in Common Shares, both in the short term and the long term.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

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ETFs Risk. To the extent the Fund invests a portion of its Managed Assets (as defined below) in ETFs, those assets will be subject to the risks of the purchased funds’ portfolio securities, and a Common Shareholder will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased funds. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other funds. The Fund’s investments in other funds also are subject to the ability of the managers of those funds to achieve the funds’ investment objective(s).

Risks associated with investments in ETFs may generally include the risks described in the Prospectus associated with the Fund’s structure as a closed-end fund, including market risk. Most ETFs are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. Most ETFs are passively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective(s) will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. ETF shares may trade at a premium or discount to their NAV. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange. Some ETFs are highly leveraged and therefore will expose the Fund to risks posed by leverage, including the risk that the use of leverage by an ETF can magnify the effect of any of its losses.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

MANAGEMENT OF THE FUND

Investment Adviser

RiverNorth Capital Management, LLC is the investment adviser for the Fund pursuant to an Investment Advisory Agreement. RiverNorth is headquartered at 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654. Under the oversight of the Board of Directors, the Adviser will be responsible for the day-to-day management of the Fund’s portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. The Adviser will also be responsible for determining the Fund’s overall investment strategy and overseeing its implementation. Founded in 2000, RiverNorth is registered with the SEC and as of managed approximately $ billion for registered open-end management investment companies, registered closed-end management investment companies and private investment vehicles. Patrick W. Galley, a portfolio manager of the Fund, and Brian H. Schmucker, each own, directly or indirectly, more than 25% of RiverNorth Holding Co., the indirect parent company of the Adviser and each may be deemed to control the Adviser.

Investment Advisory Agreement

For its services under the Investment Advisory Agreement, the Fund pays the Adviser a monthly management fee computed at the annual rate of % of the average daily Managed Assets. This management fee paid by the Fund to the Adviser is essentially an all-in fee structure (the “unified management fee”) and, as part of the unified management fee, the Adviser will provide or cause to be furnished all supervisory and administrative and other services reasonably necessary for the operation of the Fund, except (unless otherwise described in this Prospectus or otherwise agreed to in writing), the Fund will pay, in addition to the unified management fee, taxes and governmental fees, if any, levied against the Fund; brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund; costs, including interest expenses, of borrowing money or engaging in other types of leverage financing; costs, including dividend and/or interest expenses and other costs (including, without limit, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents), associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares or other instruments for the purpose of incurring leverage; fees and expenses of any other investment companies in which the Fund invests; fees and expenses, including travel expenses and fees and expenses of legal counsel retained for their benefit, of directors of the Fund who are not officers, employees, partners, shareholders or members of the Adviser or its affiliates; fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of directors, shareholder proposals or other non-routine matters that are not initiated or proposed by the Adviser; legal, marketing, printing, accounting and other expenses associated with any future share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering; expenses associated with tender offers and other share repurchases and redemptions; and other extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limit, expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Fund to indemnify its directors, officers, employees, shareholders, distributors and agents with respect thereto.

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If the Fund determines to use leverage, the fees paid to the Adviser for investment management services will be higher than if the Fund did not use leverage because the fees paid will be calculated based on Managed Assets, which would include assets attributable to leverage. Because the fees paid to the Adviser are determined on the basis of Managed Assets, this creates a conflict of interest for the Adviser. The Board of Directors monitors the Fund’s use of leverage and in doing so monitors this potential conflict.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any act or omission connected with or arising out of any services to be rendered under such agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under such agreement.

The Adviser will make available, without additional expense to the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or directors of the Fund, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its services under the Investment Advisory Agreement, including compensation of and office space for directors, officers and employees of the Adviser connected with management of the Fund.

The Investment Advisory Agreement will remain in effect for an initial term ending two years from the effective date of that agreement (unless sooner terminated). The Investment Advisory Agreement shall remain in effect from year to year thereafter if approved annually (i) by a majority of the outstanding voting securities of the Fund or by a vote of the Fund’s Board of Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Board of Directors who are not parties to the Investment Advisory Agreement, or “interested persons” of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. Information regarding the Board of Directors’ approval of the Investment Advisory Agreement will be available in the Fund’s              report to Common Shareholders for the period ended [               ], 2021. The Investment Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by the Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 60 days’ written notice by the Adviser.

Portfolio Managers

Patrick W. Galley, CFA is the portfolio manager of the Fund. Mr. Galley is the Chief Executive Officer and Chief Investment Officer for the Adviser. Mr. Galley heads the Adviser’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of the RiverNorth Funds, a mutual fund complex for which RiverNorth serves as the investment adviser. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Eric Pestrue, CFA, is a portfolio manager of the Fund. Mr. Pestrue serves as Senior Investment Analyst for the Adviser. Mr. Pestrue is responsible for assisting with research and trading. Prior to joining RiverNorth, Mr. Pestrue was a Project Manager in Morningstar’s Data division where he worked extensively on the closed-end fund database and led the creation of the unit investment trust database.  Prior to Morningstar, Mr. Pestrue was a Quantitative Research Analyst with First Trust Portfolios where he helped back-test quantitative investment strategies and select holdings for unit investment trusts.  Mr. Pestrue graduated from the University of Michigan with a B.A. in Economics and earned his MBA, with honors, from the University Of Chicago Booth School Of Business. He is a CFA Charterholder and member of the CFA Institute and the CFA Society of Chicago.

Compensation of Portfolio Managers

RiverNorth Capital Management, LLC

[Mr. Galley’s and Mr. Pestrue’s total compensation package, like others in the Adviser’s business, is a package designed to attract and retain investment professionals. The compensation package includes a base salary fixed from year to year. The amount of the base salary is assessed for its competitiveness in the industry and geographic location of the Adviser. The compensation package also provides for an annual but variable performance bonus. The performance bonus reflects individual performance of the portfolio manager in his allocated duties and responsibilities. While performance of the funds managed by the portfolio manager is considered in determining the annual performance bonus, it is but one factor. The overall success of the Adviser in its business objectives and the performance of the Adviser’s business as a whole are more important factors than the investment performance of a particular fund or account. Mr. Galley and Mr. Pestrue also participate in a 401K program on the same basis as other officers of the Adviser, which includes matching of employee contributions up to a certain percent of the portfolio manager’s base salary. Those portfolio managers that are also equity stakeholders in the Adviser or its affiliates may also receive periodic distribution of profits from business operations.]

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Portfolio Manager Ownership of Fund Shares

[As of the date of the SAI, the portfolio managers do not beneficially own any equity securities of the Fund.]

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts, among others:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same or similar investment objective as the Fund, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Fund or the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The management of personal accounts also may give rise to potential conflicts of interest. Although a portfolio manager generally does not trade securities in his or her own personal account, the Adviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees (including trading in securities that can be purchased, sold or held by the Fund) under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or result in the Adviser receiving material, non-public information, or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

The Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Other Accounts Managed

As of          , the portfolio managers of the Fund are responsible for the management of the following other accounts (in addition to the Fund):

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Number of Other Accounts Managed and Assets by Account Type As of , 2021
Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance- Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance- Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance- Based Advisory Fees
Patrick W. Galley	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $
Eric Pestrue	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $

Administrator

Under the Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”), subject to the supervision of the Board of Directors,          (“           ” or the “Administrator”) is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services.           will bear all expenses in connection with the performance of its services under the Administration Agreement, except for certain out-of-pocket expenses described therein.          will not bear any expenses incurred by the Fund, including but not limited to, initial organization and offering expenses; litigation expenses; costs of preferred shares (if any); expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; transfer agency and custodial expenses; taxes; interest; Fund directors’ fees; compensation and expenses of Fund officers who are not associated with         or its affiliates; brokerage fees and commissions; state and federal registration fees; advisory fees; insurance premiums; fidelity bond premiums; Fund legal and audit fees and expenses; costs of maintenance of Fund existence; printing and delivery of materials in connection with meetings of the Fund’s directors; printing and mailing shareholder reports, offering documents, and proxy materials; securities pricing and data services; and expenses in connection with electronic filings with the SEC.

            , an affiliate of the Fund’s transfer agent, is entitled to receive a monthly fee  based on the Fund’s net assets plus certain out of pocket expenses. See “Summary of Fund Expenses” in the prospectus.

Codes of Ethics

The Fund and Adviser have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The codes of ethics are available on the EDGAR Database on the SEC’s website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

FUND SERVICE PROVIDERS

Independent Registered Public Accounting Firm

             , has been appointed as the independent registered public accounting firm for the Fund.                audits the financial statements of the Fund and provides other audit, tax and related services. The Statement of Assets and Liabilities of the Fund as of            ,        appearing in this SAI has been audited by             , as set forth in its report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Legal Counsel

Chapman and Cutler LLP serves as legal co-counsel to the Fund in connection with the offering of Common Shares contemplated by the Prospectus, and                       serves as legal counsel to the independent directors of the Fund and legal co-counsel to the Fund.

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Custodian and Transfer Agent

                , located at                   , will serve as the Fund’s custodian and will maintain custody of the securities and cash of the Fund pursuant to a Custody Agreement. Under the Custody Agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

                , located at                   , and an affiliate of the Administrator, will serve as the transfer agent and registrar for the Fund.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors of the Fund, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received under the circumstances under which that particular trade is placed.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion. The Adviser may not give consideration to sales of Common Shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s Common Shares so long as such placements are made pursuant to policies approved by the Board of Directors that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. (Much, if not all, of this information is the usual and customary research provided to the Adviser irrespective of any trading activity effected with that broker). The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing other accounts. Similarly, research and information provided by brokers or dealers when serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Directors and the Adviser that the review and study of the research and other information will not increase or reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable.

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. Common Shareholders who hold their Common Shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular Common Shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to Common Shareholders who are subject to special rules, including, without limitation, banks and other financial institutions, insurance companies, dealers in securities or foreign currencies, traders in securities that have elected to mark-to-market their securities holdings, foreign holders, persons who hold their Common Shares as or in a hedge against currency risk, or as part of a constructive sale, straddle or conversion transaction, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable income tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively, which could affect the continued validity of this summary. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its Common Shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors before making an investment in the Fund to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences as well as the effect of possible changes in tax laws.

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Fund Taxation

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will generally not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to Common Shareholders. If the Fund qualifies as a regulated investment company and distributes to its Common Shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to Common Shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at the rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Fund paid no federal income tax. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Fund may also decide to distribute less and pay the federal excise taxes.

If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its Common Shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which generally would be eligible for the dividends received deduction available to corporate Common Shareholders under Section 243 of the Code, discussed below, and non-corporate Common Shareholders of the Fund generally would be able to treat such distributions as qualified dividend income eligible for reduced rates of U.S. federal income taxation, as discussed below, provided in each case that certain holding period and other requirements are satisfied.

If the Fund invests in certain positions such as pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to Common Shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its stated redemption price at maturity (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required for federal income tax purposes to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

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The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise taxes.

The Fund may engage in various transactions utilizing options, futures contracts, forward contracts, hedge instruments, straddles, and other similar transactions. Such transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses and affect the determination of whether capital gain or loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to Common Shareholders. These provisions may also require the Fund to mark-to-market certain positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. In addition, certain Fund investments may produce income that will not be qualifying income for purposes of the 90% income test. The Fund will monitor its investments and transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes, if possible.

The Fund’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts (if any) are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted below, distributions of net short-term capital gain are taxable to Common Shareholders as ordinary income while distributions of net long-term capital gain are generally taxable to Common Shareholders as long-term capital gain, regardless of how long the Common Shareholder has held Common Shares of the Fund.

The Fund’s entry into a short sale transaction, an option or certain other contracts (if any) could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If the Fund utilizes leverage through borrowing, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions could potentially limit or eliminate the Fund’s ability to make distributions on its common stock until the asset coverage is restored. These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to the nondeductible 4% federal excise tax discussed above. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem shares of preferred stock, if any, in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its Common Shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Fund generally will endeavor to avoid restrictions on its ability to distribute dividends.

Shareholder Taxation

Distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of net investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals and other non-corporate taxpayers at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund levels. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. which the IRS has approved for these purposes (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company. If the Fund received dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as qualified dividend income, then the Fund is permitted in turn to designate a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund. Qualified dividend income does not include interest from fixed income securities and generally does not include income from REITs. If the Fund lends portfolio securities, amounts received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. The Fund can provide no assurance regarding the portion of its dividends that will qualify for qualified dividend income treatment.

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Distributions of net capital gain, if any, that are properly reported by the Fund are taxable at long-term capital gain rates for U.S. federal income tax purposes without regard to the length of time the Common Shareholder has held Common Shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a Common Shareholder as a tax-free return of capital, which is applied against and reduces the Common Shareholder’s basis in his, her or its Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in his, her or its Common Shares, the excess will be treated by the Common Shareholder as gain from the sale or exchange of such Common Shares. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to Common Shareholders annually.

Distributions to Common Shareholders of net investment income received by the Fund from taxable investments, if any, including temporary taxable investments, and of net short-term capital gains realized by the Fund, if any, will be taxable to Common Shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the Common Shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Fund’s shares will depend upon the amount of such income realized by the Fund. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a Common Shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the Common Shareholder (assuming the shares are held as a capital asset). As long as the Fund qualifies as a RIC under the Code, it is not expected that any part of its distributions to Common Shareholders from its investments will qualify as “qualified dividend income” taxable to non-corporate Common Shareholders at reduced rates.

Certain distributions by the Fund may qualify for the dividends received deduction available to corporate Common Shareholders under Section 243 of the Code, subject to certain holding period and other requirements, but generally only to the extent the Fund earned dividend income from stock investments in U.S. domestic corporations (but not including real estate investment trusts). Additionally, if the Fund received dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as eligible for the dividends received deduction, then the Fund is permitted in turn to designate a portion of its distributions as eligible for the dividends received deduction, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund. As long as the Fund qualifies as a RIC under the Code, it is not expected that any significant part of its distributions to Common Shareholders from its investments will qualify for the dividends-received deduction available to corporate Common Shareholders.

A Common Shareholder may elect to have all dividends and distributions automatically reinvested in Common Shares of the Fund. For U.S. federal income tax purposes, all dividends are generally taxable regardless of whether a Common Shareholder takes them in cash or they are reinvested in additional Common Shares of the Fund.

If a Common Shareholder’s distributions are automatically reinvested in additional Common Shares, for U.S. federal income tax purposes, the Common Shareholder will be treated as having received a distribution in the amount of the cash dividend that the Common Shareholder would have received if the Common Shareholder had elected to receive cash, unless the distribution is in newly issued Common Shares of the Fund that are trading at or above net asset value, in which case the Common Shareholder will be treated as receiving a distribution equal to the fair market value of the stock the Common Shareholder receives.

The Fund intends to distribute all realized net capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to Common Shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income, as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder will be increased by the difference between the amount of undistributed net capital gain included in the Common Shareholder’s gross income and the federal income tax deemed paid by the Common Shareholder.

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Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by Common Shareholders on December 31 of the calendar year in which it is declared.

At the time of an investor’s purchase of the Fund’s Common Shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these Common Shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s Common Shares is, as a result of the distributions, reduced below the investor’s cost for such Common Shares and the distributions economically represent a return of a portion of the investment. Investors should consider the tax implications of purchasing Common Shares just prior to a distribution.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class’ proportionate share of particular types of income (e.g., ordinary income and net capital gains). Consequently, if both common stock and preferred stock are outstanding, the Fund intends to designate distributions made to each class of particular types of income in accordance with each class’ proportionate share of such income. Thus, the Fund will designate to the extent applicable, dividends qualifying for the corporate dividends received deduction (if any), income not qualifying for the dividends received deduction, qualified dividend income, ordinary income, exempt interest and net capital gain in a manner that allocates such income between the holders of common stock and preferred stock in proportion to the total dividends paid to each class during or for the taxable year, or otherwise as required by applicable law. However, for purposes of determining whether distributions are out of the Fund’s current or accumulated earnings and profits, the Fund’s earnings and profits will be allocated first to the Fund’s preferred stock, if any, and then to the Fund’s common stock. In such a case, since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on the preferred stock, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common stock.

In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding federal income taxes, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid during such taxable year. In such case, Common Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

Sales, exchanges and other dispositions of the Fund’s Common Shares generally are taxable events for Common Shareholders that are subject to federal income tax. Common Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Fund’s Common Shares is properly treated as a sale or exchange for federal income tax purposes (as the following discussion assumes) and the tax treatment of any gains or losses recognized in such transactions. Generally, gain or loss will be equal to the difference between the amount of cash and the fair market value of other property received (including securities distributed by the Fund) and the Common Shareholder’s adjusted tax basis in the Common Shares sold or exchanged. In general, any gain or loss realized upon a taxable disposition of Common Shares will be treated as long-term capital gain or loss if the Common Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of the Fund’s Common Shares will be treated as short-term capital gain or loss. However, any loss realized by a Common Shareholder upon the sale or other disposition of Common Shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such Common Shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The ability to deduct capital losses may be subject to limitations. In addition, losses on sales or other dispositions of Common Shares may be disallowed under the “wash sale” rules in the event a Common Shareholder acquires substantially identical stock or securities (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of Common Shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the Common Shares acquired.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Common Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

From time to time, the Fund may repurchase its Common Shares. Common Shareholders who tender all Common Shares held, and those considered to be held (through attribution rules contained in the Code), by them will be treated as having sold their Common Shares and generally will realize a capital gain or loss. If a Common Shareholder tenders fewer than all of his, her or its Common Shares (including those considered held through attribution), such Common Shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. If a tender offer is made, there is a risk that non-tendering Common Shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders. If the Board of Directors determines that a tender offer will be made by the Fund, the federal income tax consequences of such offer will be discussed in materials that will be available at such time in connection with the specific tender offer, if any.

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The Code requires that the Fund withhold, as “backup withholding,” 24% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund’s stock paid to Common Shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, Common Shareholders must certify on their account applications, or on a separate IRS Form W-9, that the social security number or other taxpayer identification number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable. Backup withholding is not an additional tax. Any amount withheld may be allowed as a refund or a credit against the Common Shareholder’s U.S. federal income tax liability if the appropriate information (such as the timely filing of the appropriate federal income tax return) is provided to the IRS.

Under Treasury regulations, if a Common Shareholder recognizes a loss with respect to Common Shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for an individual Common Shareholder, S corporation or trust or $10 million or more in a single taxable year (or $20 million or more in any combination of years) for a Common Shareholder who is a C corporation, such Common Shareholder will generally be required to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are generally excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Common Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Common Shareholders

If you are a non-U.S. Common Shareholder (i.e., an Common Shareholder other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, distributions from the Fund will be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. Dividends will generally be subject to a U.S. withholding tax of 30% of the distribution.

However, distributions received by a non-U.S. Common Shareholder from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. Common Shareholders, provided that the Fund makes certain elections and certain other conditions are met.

In addition, some non-U.S. Common Shareholders may be eligible for a reduction or elimination of U.S. withholding taxes under a treaty.

Any capital gain realized on the sale, redemption, retirement or other taxable disposition of Common Shares by a non-U.S. Common Shareholder will be exempt from U.S. federal income and withholding tax, provided that (i) the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. Common Shareholder and (ii) in the case of an individual non-U.S. Common Shareholder, the non-U.S. Common Shareholder is not present in the United States for 183 days or more in the taxable year and does not otherwise have a “tax home” within the United States.

Separately, the United States, pursuant to the Foreign Account Tax Compliance Act (“FATCA”) imposes a 30% tax on certain non-U.S. entities that receive U.S. source interest or dividends if the non-U.S. entity does not comply with certain U.S. disclosure and reporting requirements. This FATCA tax was also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

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The Code requires that the Fund withhold, as “backup withholding,” 24% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund’s stock paid to Common Shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, non-U.S. Common Shareholders must provide one of the U.S. IRS forms described below. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the information provided is incorrect or backup withholding is applicable. Backup withholding is not an additional tax. Any amount withheld may be allowed as a refund or a credit against the Common Shareholder’s U.S. federal income tax liability if the appropriate information (such as the timely filing of the appropriate federal income tax return) is provided to the IRS.

To claim a reduction of withholding (including an exclusion from the FATCA tax and backup withholding), a Common Shareholder must provide the institution through which the Common Shareholder has purchased its shares with a U.S. IRS Form W-8BEN, W-BEN-E, W-8IMY, W-8ECI, or W-8EXP.

If income from the Fund is effectively connected with a U.S. trade or business of the non-U.S. Common Shareholder, the income, although exempt from the withholding tax discussed above, the income will be subject to U.S. federal income tax on that interest at graduated rates.  In addition, if the non-U.S. Common Shareholder is a non-U.S. corporation, it will be subject to a branch profits tax equal to 30% of its “effectively connected earnings and profits” within the meaning of the Code for the taxable year, as adjusted for certain items, unless it qualifies for a lower rate or an exemption under an applicable tax treaty.  A non-U.S. Common Shareholder other than an individual or corporation (or an entity treated as such for U.S. federal income tax purposes) holding the Common Shares on its own behalf may have substantially increased reporting requirements.  In particular, in the case of Common Shares held by a non-U.S. partnership or non-U.S. trust, the partners or beneficiaries, as the case may be, may be required to provide certain additional information.

Common Shareholders should consult their own tax advisors on these matters and on any specific question of U.S. federal, state, local, foreign and other applicable tax laws before making an investment in the Fund.

BOARD MEMBERS AND OFFICERS

The following table presents certain information regarding the members of the Board of Directors (each, a “Board Member”). Each Board Member’s year of birth is set forth in parentheses after his or her name. The Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes of directors will expire at the first, second and third annual meetings of Common Shareholders, respectively, and, in each case, until their successors are duly elected and qualify, or until a director sooner dies, retires, resigns or is removed as provided in the governing documents of the Fund. Upon expiration of their initial terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and at each annual meeting one class of directors will be elected by the Common Shareholders.

Except as otherwise noted, the address for all directors and officers is 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654. The “independent directors” consist of those directors who are not “interested persons” of the Fund, as that term is defined under the 1940 Act (each, an “Independent Director” and collectively, the “Independent Directors”).

Name Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships(2) Held by Director During Past 5 Years
Independent Directors
[ ] (1961)	Director	Initial term expires in 2024. Has served since [ ].	Partner, Law Office of [ ], P.A. dba Carter Reymann Law, P.A. (a general practice and corporate law firm) (2015 to present); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to 2015).	10	Carillon Mutual Funds (14 funds) (2016 to present); RiverNorth Specialty Finance Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2013 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (2021 to present)(1 Fund).

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Name Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships(2) Held by Director During Past 5 Years
[ ] (1943)	Director	Initial term expires in 2024. Has served since [ ].	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to 2017); Regional Vice President, Securities America (a broker-dealer) (2007 to 2013).	10	RiverNorth Specialty Finance Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2010 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund (2020 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (2021 to present)(1 Fund).

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Name Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships(2) Held by Director During Past 5 Years
[ ] (1944)	Director	Initial term expires in 2022. Has served since [ ].	Mr. [ ] is currently retired. Mr. [ ] is Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. [ ] spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	7	ALPS Series Trust (9 funds) (2012 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (2021 to present)(1 Fund).
[ ] (1957)	Director	Initial term expires in 2022. Has served since [ ].	Founder & Managing Partner of SwanDog Strategic Marketing since 2006.	10	Managed Portfolio Series (28 funds) (2011 to present); Trustee, ALPS Variable Investment Trust (9 funds) (2006 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund) ; RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (2021 to present)(1 Fund).

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Name Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships(2) Held by Director During Past 5 Years
Interested Directors
Patrick W. Galley (3) (1975)	Director, Chairman and President	Initial term expires in 2023. Has served since [ ].	Chief Investment Officer and Chief Executive Officer, RiverNorth Capital Management, LLC (2004 to present); Board of Managers of RiverNorth Capital Management, LLC and RiverNorth Securities, LLC (since 2010) and Board of Directors RiverNorth Holdings, Co. (since 2010).	10	RiverNorth Specialty Finance Corp (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2006 to present); RiverNorth Opportunities Fund, Inc. (1 fund) (2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 fund); RiverNorth Flexible Municipal Income Fund II, Inc. (2021 to present)(1 Fund).
[ ](4) (1965)	Director	Initial term expires in 2023. Has served since [ ].	Managing Director- Head of Retail Origination, Wells Fargo (2005 to 2018).	7	RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2018 to present); RiverNorth Specialty Finance Corporation (2018 to present)(1 fund); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 fund); RiverNorth Flexible Municipal Income Fund II, Inc. (2021 to present)(1 Fund).
Officers
Jonathan M. Mohrhardt (1974)	Chief Financial Officer and Treasurer	Has served since [ ].	President, RiverNorth Capital Management LLC (2019 to Present); Chief Operating Officer, RiverNorth Capital Management LLC (2011 to present).	N/A	N/A

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Name Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships(2) Held by Director During Past 5 Years
Marcus L. Collins (1968)	Chief Compliance Officer and Secretary	Has served since [ ].	General Counsel, RiverNorth Capital Management, LLC (2012 to present); Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	N/A	N/A

(1) The term “Fund Complex” means two or more registered investment companies that:

(a) hold themselves out to investors as related companies for purposes of investment and investor services; or

(b) have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

For Mr. Galley, Mr. [      ] and Mr. [      ], the Fund Complex consists of the Fund (1 Fund), RiverNorth Specialty Finance Corporation (1 Fund), RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 Fund), RiverNorth Opportunities Fund, Inc. (1 Fund), RiverNorth Opportunistic Municipal Income Fund, Inc (1 Fund), RiverNorth Managed Duration Municipal Income Fund, Inc. (1 Fund), RiverNorth Flexible Municipal Income Fund, Inc. (1 Fund), RiverNorth Flexible Municipal Income Fund II, Inc. (1 Fund) and the RiverNorth Funds (3 Funds). For Mr. [      ] and Mr. [       ], the Fund Complex consists of the Fund (1 Fund), RiverNorth Opportunistic Municipal Income Fund, Inc (1 Fund), RiverNorth Managed Duration Municipal Income Fund, Inc. (1 Fund), RiverNorth Flexible Municipal Income Fund, Inc. (1 Fund), RiverNorth Flexible Municipal Income Fund II, Inc. (1 Fund) and RiverNorth Opportunities Fund, Inc. (1 Fund). For Mr. [       ], the Fund Complex consists of the Fund (1 Fund), RiverNorth Flexible Municipal Income Fund, Inc. (1 Fund), RiverNorth Flexible Municipal Income Fund II, Inc. (1 Fund), RiverNorth Opportunistic Municipal Income Fund, Inc (1 Fund), RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 Fund), RiverNorth Managed Duration Municipal Income Fund, Inc. (1 Fund) and RiverNorth Specialty Finance Corporation (1 Fund).

(2) The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the director.

(3) Mr. Galley is deemed an “interested person” of the Fund due to his position as Chief Investment Officer of RiverNorth Capital Management, LLC, investment adviser to the Fund.

(4) Mr. [        ] is deemed an “interested person” of the Fund due to his prior position as Managing Director – Head of Retail Origination at Wells Fargo, which has served as a broker and principal underwriter for other funds advised by the Adviser.

Board Leadership Structure. The Board of Directors, which has overall responsibility for the oversight of the Fund’s investment programs and business affairs, believes that it has structured itself in a manner that allows it to effectively perform its oversight obligations. Mr. Patrick W. Galley, the Chairman of the Board (“Chairman”), is not an Independent Director. The Board believes that the use of an interested director as Chairman is the appropriate leadership structure for the Fund given (i) Mr. Patrick Galley’s role in the day to day operations of the Adviser, (ii) the extent to which the work of the Board of Directors is conducted through the Audit Committee of the Board of Directors (the “Audit Committee”) and the Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”), each of whose meetings is chaired by an Independent Director, (iii) the frequency that Independent Directors meet with their independent legal counsel and auditors in the absence of members of the Board of Directors who are interested directors of the Fund and management, and (iv) the overall sophistication of the Independent Directors, both individually and collectively. The members of Board of Directors also complete an annual self-assessment during which the directors review their overall structure and consider where and how its structure remains appropriate in light of the Fund’s current circumstances. The Chairman’s role is to preside at all meetings of the Board of Directors and in between meetings of the Board of Directors to generally act as the liaison between the Board of Directors and the Fund’s officers, attorneys and various other service providers, including but not limited to the Adviser and other such third parties servicing the Fund. The Board of Directors believes that having an interested person serve as Chairman of the Board of Directors enables Mr. Patrick Galley to more effectively carry out these liaison activities. The Board of Directors also believes that it benefits during its meetings from having a person intimately familiar with the operation of the Fund to set the agenda for meetings of the Board of Directors to ensure that important matters are brought to the attention of and considered by the Board of Directors.

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The Fund has two standing committees, each of which enhances the leadership structure of the Board of Directors: the Audit Committee and the Nominating and Corporate Governance Committee. The Audit Committee and Nominating and Corporate Governance Committee are each chaired by, and composed of, members who are Independent Directors.

The Audit Committee is comprised of Messrs.         ,         ,         , and        , all of whom are “independent” as defined in the listing standard of the NYSE. Mr.          is the Chair of the Audit Committee and has been determined to qualify as an “audit committee financial expert” as such term is defined in Form N-CSR. The role of the Audit Committee is to assist the Board of Directors in its oversight of (i) the quality and integrity of the Fund’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Fund’s compliance with certain legal and regulatory requirements, and (iv) the independent accountants’ qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter that was most recently reviewed and approved by the Board of Directors on       , 2021. The Audit Committee Charter is available at the Fund’s website, www.rivernorth.com. As set forth in the Audit Committee Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of the Common Shareholders. The independent accountants for the Fund report directly to the Audit Committee. During the last fiscal year, the Audit Committee held meetings.

The Nominating and Corporate Governance Committee is comprised of Messrs.         ,         ,        , and         . Mr.          is the Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Directors individuals believed to be qualified to become members of the Board of Directors in the event that a position is vacated or created. The Nominating and Corporate Governance Committee will consider director candidates recommended by Common Shareholders. In considering candidates submitted by Common Shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Directors, the qualifications of the candidate and the interests of Common Shareholders. Common Shareholders wishing to recommend candidates to the Nominating and Corporate Governance Committee should submit such recommendations to the Secretary of the Fund, who will forward the recommendations to the committee for consideration. The submission must include: (i) whether the Common Shareholder proposing such nominee believes the proposed nominee is, or is not, an “interested person”, (ii) the name and address, as they appear on the Fund’s books, of the Common Shareholder proposing such business or nomination, (iii) a representation that the Common Shareholder is a holder of record of Shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such nomination; (iv) whether the Common Shareholder plans to deliver or solicit proxies from other Common Shareholders; (v) the class and number of Shares of the capital stock of the Fund, which are beneficially owned by the Common Shareholder and the proposed nominee to the Board of Directors, (vi) any material interest of the Common Shareholder or nominee in such business; (vii) the extent to which such Common Shareholder (including such Common Shareholder’s principals) or the proposed nominee to the Board of Directors has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss or risk of changes in the value of the Shares or the daily quoted market price of the Fund held by such Common Shareholder (including the Common Shareholder’s principals) or the proposed nominee, including independently verifiable information in support of the foregoing; (viii) any substantial interest, direct or indirect, of such Common Shareholder or the proposed nominee in the Fund other than interest arising from ownership of Common Shares; (ix) to the extent known by such Common Shareholder, the name and address of any other Common Shareholder supporting the proposed nominee; (x) the nominee holder for, and number of, Common Shares owned beneficially but not of record by such Common Shareholder; (xi) the investment strategy or objective, if any, of such Common Shareholder who is not an individual and a copy of the prospectus, offering memorandum, or similar document, if any; and (xii) such other information regarding such nominee proposed by such Common Shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. Each eligible Common Shareholder or Common Shareholder group may submit no more than one Independent Director nominee each calendar year. The Nominating and Corporate Governance Committee has not determined any minimum qualifications necessary to serve as a director of the Fund. During the last fiscal year, the Nominating and Corporate Governance Committee held meetings.

Director Qualifications. In addition to the description of each Director’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Director’s specific experience, qualifications, attributes or skills that led to the conclusion that he should serve as a director for the Fund. There are no specific required qualifications for membership on the Board of Directors.

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Interested Directors

Mr. Patrick Galley is the Chief Executive Officer and Chief Investment Officer for the Fund’s investment adviser. He is also the President and a portfolio manager of the Fund. His knowledge regarding the investment strategy of the Fund, more specifically the closed-end mutual fund industry, makes him uniquely qualified to serve as the Fund’s President.

Mr. [         ] has many years of experience in the securities industry, including management roles in the banking and investment management industries. He has more than 15 years of experience in equity capital markets, having worked on the retail syndicate desks at both Citigroup and Morgan Stanley. He served as the Managing Director and Head of Retail Origination for Wells Fargo from 2005 to 2018. Prior to working at Wells Fargo he served as Director and Head of Closed-End Funds for Citigroup Asset Management. He was selected to serve as a Director of the Fund based on his business, financial services and investment management experience.

Independent Directors

Mr. [        ] possesses extensive mutual fund industry experience. Mr. [        ] was most recently a Business Unit Head at Transamerica Asset Management, a subsidiary of Aegon, N.V. Mr. [        ] oversaw the mutual fund servicing, operations and advisory services for Transamerica’s approximately 120 mutual funds. He also served as a compliance officer. Mr. [        ] brings experience managing a large mutual fund complex, including experience overseeing multiple sub-advisers. Mr. [        ] is currently an attorney in private practice and was previously an investment management attorney with experience as in-house counsel, serving with the SEC and in private practice with a large law firm. The Board feels Mr. [        ]’s industry-specific experience, including as a chairman of another fund complex, as a compliance officer and as an experienced investment management attorney will be valuable to the Board, particularly when dealing with legally complex issues.

Mr. [        ] has many years of experience in the securities industry. His background includes extensive management and leadership roles in both the brokerage and banking businesses. Additionally, he had served on the Board of Directors of another registered investment company, including serving as its Chairman. The Board feels Mr. [ ]’ industry and board experience adds an operational perspective to the Board and his experience in marketing can assist the Fund in its efforts to expand into different distribution channels.

Mr. [        ] was President and CEO of the University of Colorado (CU) Foundation from April 2006 to December 2012 and Executive Director for the CU Real Estate Foundation from April 2009 to December 2012. Prior to these positions, Mr. [        ] spent over 30 years in the banking industry, retiring as Chairman of Chase Bank Colorado. Mr. [        ] is a graduate of the University of Colorado Boulder’s School of Business and has done graduate study at Syracuse University and the University of Colorado. He was selected to serve as a Director of the Fund based on his business and financial services experience.

Mr. [        ] founded SwanDog Marketing, a marketing consulting firm to asset managers, in 2006. He currently serves as SwanDog’s Managing Partner. He has over 30 years of senior management and marketing experience, with approximately 20 years in financial services. Before joining SwanDog, Mr. [        ] most recently served as Executive Vice President and Head of Distribution for Calamos Investments, an investment management firm. He previously held positions as Chief Operating Officer of Van Kampen Investments, President and CEO of Scudder, Stevens & Clark, Canada, Ltd. And Managing Director and Head of Global Investment Products at Morgan Stanley. Mr. [        ] holds a Master of Management from the Kellogg Graduate School of Management at Northwestern University and a Bachelors in Journalism from Southern Illinois University. He was selected to serve as a Director of the Fund based on his business, financial services and investment management experience.

Risk Oversight. The Fund is confronted with a multitude of risks, such as investment risk, counterparty risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here. The Board of Directors recognizes that not all risk that may affect the Fund can be known, eliminated or even mitigated. In addition, there are some risks that may not be cost effective or an efficient use of the Fund’s limited resources to moderate. As a result of these realities, the Board of Directors, through its oversight and leadership, has and will continue to deem it necessary for Common Shareholders to bear certain and undeniable risks, such as investment risk, in order for the Fund to operate in accordance with its Prospectus, SAI and other related documents.

However, the Board of Directors has adopted on the Fund’s behalf a vigorous risk program that mandates the Fund’s various service providers, including the Adviser, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of adverse events from occurring and/or attempt to limit the effects of such adverse events on the Fund. The Board of Directors fulfills its leadership role by receiving a variety of quarterly written reports prepared by the Fund’s Chief Compliance Officer (“CCO”) that (i) evaluate the operation, policies and procedures of the Fund’s service providers, (ii) make known any material changes to the policies and procedures adopted by the Fund or its service providers since the CCO’s last report, and (iii) disclose any material compliance matters that occurred since the date of the last CCO report. In addition, the Independent Directors meet quarterly in executive sessions without the presence of any interested directors, the Adviser, or any of its affiliates. This configuration permits the Independent Directors to effectively receive the information and have private discussions necessary to perform their risk oversight role, exercise independent judgment and allocate areas of responsibility between the full Board of Directors, its committees and certain officers of the Fund. Furthermore, the Independent Directors have engaged independent legal counsel and auditors to assist the Independent Directors in performing their oversight responsibilities. As discussed above and in consideration of other factors not referenced herein, the Board of Directors has determined its leadership role concerning risk management as one of oversight and not active management of the Fund’s day-to-day risk management operations.

35

Compensation. The Fund pays no salaries or compensation to its officers or to any interested Director affiliated with the Adviser, and the Fund has no employees. For their services, the Directors of the Fund who are not affiliated with the Adviser, receive an annual retainer in the amount of $         , and an additional $        for attending each quarterly meeting of the Board. In addition, the lead Independent Director receives $       annually, the Chair of the Audit Committee receives $         annually and the Chair of the Nominating and Corporate Governance Committee receives $        annually. The Directors not affiliated with the Adviser are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board. The following tables show compensation with respect to the Fund and the Fund Complex. Patrick W. Galley is an interested person of the Fund and has not received any compensation from the Fund.

Name of Board Member	Estimated Compensation with respect to the Fund (1)	Estimated Total Compensation with respect to the Fund and Fund Complex (2)

	$	$
	$	$
	$	$
	$	$

(1)	The compensation estimated for the first full fiscal year for services to the Fund.

(2)	The total estimated compensation estimated to be paid to the Director with respect to the Fund and the Fund Complex for a full calendar year.

Director Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each director in the Fund and Fund Complex as of         .

Director	Dollar Range of Beneficial Ownership in Fund	Aggregate Dollar Range of Ownership in all Funds Overseen by Director in the Fund Complex (1)
Independent Director:
None
None
None
None
Interested Director:
Patrick W. Galley	None
None

(1)	The Fund Complex consists of the Fund, RiverNorth Flexible Municipal Income Fund, RiverNorth Flexible Municipal Income Fund II, RiverNorth Core Opportunity Fund, RiverNorth/DoubleLine Strategic Income Fund, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Oaktree High Income Fund, RiverNorth Opportunities Fund, Inc, RiverNorth Opportunistic Municipal Income Fund, Inc. and RiverNorth Specialty Finance Corporation.

[As of the date of this SAI, the Independent Directors of the Fund and immediate family members do not own beneficially or of record any class of securities of the investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.]

As of the date of this SAI, the directors and officers of the Fund owned, as a group, less than 1% of the outstanding Common Shares of the Fund.

36

Securities Beneficially Owned

The Adviser has provided the initial capitalization of the Fund and therefore is deemed to be a control person because it was the sole Common Shareholder of the Fund at that time. However, it is anticipated that the Adviser will no longer be a control person of the Fund by virtue of share ownership once this offering of Common Shares is completed.

PROXY VOTING GUIDELINES

The Board of Directors of the Fund has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s Common Shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Adviser will abstain from making a voting decision and will forward all necessary proxy voting materials to the Fund to enable the Board of Directors to make a voting decision. The Adviser shall make a written recommendation of the voting decision to the Board of Directors, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s proxy voting policies. The Board of Directors shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Common Shareholders. When the Board of Directors of the Fund is required to make a proxy voting decision, only the directors without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. The Adviser votes proxies pursuant to the proxy voting policies and guidelines set forth in Appendix A to this SAI.

You may also obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended [        ] by visiting the SEC’s website at www.sec.gov or by visiting the Fund’s website at www.rivernorth.com (this reference to the Fund’s website does not incorporate the contents of the website into this SAI).

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the Common Shares offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

The Registration Statement may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Registration Statement also may be available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

37

FINANCIAL STATEMENT AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

38

APPENDIX A

PROXY VOTING POLICY OF THE ADVISER

Proxy Voting
RiverNorth Capital Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (RiverNorth Capital) specifically states that it does not vote proxies and the client, including clients governed by ERISA, is responsible for voting proxies. Therefore, RiverNorth Capital will not vote proxies for these clients. However, RiverNorth Capital will vote proxies on behalf of investment company clients (“Funds”). RiverNorth Capital has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth Capital accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth Capital Management, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in any Fund’s investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

–when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

–seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

–vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1. Requiring senior executives to hold stock in a company.

2. Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

PART C - OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.	Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 will be filed with a Pre-effective Amendment to the Registration Statement.

2.	Exhibits:

a.	Articles of Incorporation.

b.	By-Laws of Fund.*

c.	None.

d.	None.

e.	Terms and Conditions of the Dividend Reinvestment Plan.*

f.	None.

g.	Form of Investment Management Agreement between Registrant and RiverNorth Capital Management, LLC*

h.	Form of Underwriting Agreement.*

i.	None.

j.	Form of Custodian Services Agreement.*

k.1	Form of Transfer Agency Services Agreement.*

k.2	Form of Administration and Accounting Services Agreement.*

l.1	Opinion and consent of Fund counsel.*

l.2	Opinion and consent of Maryland counsel.*

m.	None.

n.	Consent of Independent Registered Public Accounting Firm.*

o.	None.

p.	Subscription Agreement.*

q.	None.

r.1	Code of Ethics of Registrant.*

r.2	Code of Ethics of RiverNorth Capital Management, LLC.*

s.	Powers of Attorney.*

*	To be filed by amendment.

Item 26: Marketing Arrangements

[To Come]

Item 27: Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$ *
Financial Industry Regulatory Authority, Inc. Fees	$ *
Printing and Engraving Expenses	$ *
Legal Fees	$ *
Listing Fees	$ *
Accounting Expenses	$ *
Blue Sky Filing Fees and Expenses	$ *
Miscellaneous Expenses	$ *
Total	$ *

*	To be completed by amendment

Item 28: Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29: Number of Holders of Securities

At _____________, 2021

Title of Class	Number of Record Holders
Common Shares, $0.0001 par value	*

*	To be completed by amendment

Item 30: Indemnification

[To come.]

Item 31: Business and Other Connections of Investment Advisers

The information in the Statement of Additional Information under the captions “Board Members and Officers” is hereby incorporated by reference.

The principal occupation of the directors and officers of RiverNorth Capital Management, LLC (the “Adviser”) are their services as directors and officers of the Adviser. The address of the Adviser is 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654.

Set forth below is information as to any other business, profession, vocation and employment of a substantial nature in which each officer of the Adviser is, or at any during the last two fiscal years has been, engaged for their own account or in the capacity of director, officer, employee partner or trustee:

Name*	Positions with RiverNorth Capital Management, LLC	Other Business Connections	Type of Business
Patrick W. Galley	Chief Executive Officer, Chief Investment Officer and Board of Managers	President and Trustee, RiverNorth Funds; Board of Directors, RiverNorth Holdings, Co.; Board of Managers, RiverNorth Financial Holdings, LLC.	Investments
Jonathan M. Mohrhardt	President, Chief Operating Officer and Board of Managers	Treasurer, RiverNorth Funds; Board of Directors, RiverNorth Holdings, Co.; Board of Managers, RiverNorth Financial Holdings, LLC	Investments
Marcus L. Collins	Secretary, General Counsel and Chief Compliance Officer	Chief Compliance Officer, RiverNorth Funds	Investments
Eric Pestrue	Portfolio Manager	Portfolio Manager, RiverNorth Funds	Investments

*	The address for each of the named is 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654.

Item 32: Location of Accounts and Records.

RiverNorth Capital Management, LLC maintains the Charter, By-Laws, minutes of directors and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.

Item 33: Management Services

Not applicable.

Item 34: Undertakings

1.	Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes that:

a.	For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 24th day of March, 2021.

RiverNorth SPAC Focus Fund, Inc.

By:	/s/ Patrick W. Galley
Patrick W. Galley, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Patrick W. Galley	President (Principal Executive Officer)	March 24, 2021
Patrick W. Galley
/s/ Jonathan M Mohrhardt	Chief Financial Officer and Treasurer (Principal Financial Officer/Principal Accounting Officer)	March 24, 2021
Jonathan M Mohrhardt
/s/ Patrick W. Galley	Sole Director	March 24, 2021
Patrick W. Galley

INDEX TO EXHIBITS

a.	Articles of Incorporation.